                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re:  OmniSky Corporation            Case No.          01-33125 (DM)
                                                     -----------------------

                                       CHAPTER 11
                                       MONTHLY OPERATING REPORT
                                       (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:    July 02                 PETITION DATE:        12/10/01
                  -------------                             -------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here
    the Office of the U.S. Trustee or the Court has approved the           ----
    Cash Basis of Accounting for the Debtor).
    Dollars reported in     $1
                           ----

2.  ASSET AND LIABILITY STRUCTURE                   END OF CURRENT MONTH         END OF PRIOR MONTH        AS OF PETITION FILING
                                                    --------------------         ------------------        ---------------------
    a.  Current Assets                                     $10,902,972                  $11,115,576
                                                -----------------------      -----------------------
    b.  Total Assets                                       $60,369,017 (1)              $60,581,621                $23,189,381  (1)
                                                -----------------------      -----------------------    -----------------------
    c.  Current Liabilities                                   $836,236                     $727,362
                                                -----------------------      -----------------------
    d.  Total Liabilities                                   $7,041,322 (2)               $6,940,448                $42,832,634  (2)
                                                -----------------------      -----------------------    -----------------------

3.  STATEMENT OF CASH RECEIPTS &                                                                                  CUMULATIVE
    DISBURSEMENTS FOR MONTH                            CURRENT MONTH                 PRIOR MONTH                (CASE TO DATE)
                                                       -------------                 -----------                --------------

    a.  Total Receipts                                        ($15,063)                    $387,200                 $5,186,411
                                                -----------------------      -----------------------    -----------------------
    b.  Total Disbursements                                    $99,123                     $680,811                 $5,910,850
                                                -----------------------      -----------------------    -----------------------
    c.  Excess (Deficiency) of Receipts Over
        Disbursements (a - b)                                ($114,186)                   ($293,611)                 ($724,439)
                                                -----------------------      -----------------------    -----------------------
    d.  Cash Balance Beginning of Period                    $9,114,036                   $9,407,647                 $9,724,289
                                                -----------------------      -----------------------    -----------------------
    e.  Cash Balance End of Period (c + d)                  $8,999,850                   $9,114,036                 $8,999,850
                                                -----------------------      -----------------------    -----------------------

                                                                                                                 CUMULATIVE
                                                     CURRENT MONTH                PRIOR MONTH                  (CASE TO DATE)
                                                     -------------                -----------                  --------------

4.  Profit/(Loss) from the Statement of
    Operations                                               ($320,758)                   ($249,778)              ($10,238,871)
                                                -----------------------      -----------------------    -----------------------
5.  Account Receivables (Pre and Post
    Petition)                                                  $50,336                      $63,594
                                                -----------------------      -----------------------
6.  Post-Petition Liabilities                                 $836,236                     $727,362
                                                -----------------------      -----------------------
7.  Past Due Post-Petition Account Payables
    (over 30 days)                                                  $0                           $0
                                                -----------------------      -----------------------


AT THE END OF THIS REPORTING MONTH:                                               Yes                               No
                                                                                  ---                               --

8.  Have any payments been made on pre-petition debt, other than
    Payments in the normal course to secured creditors or lessors?
    (if yes, attach listing including date of payment, amount of
    payment and name of payee)                                                    X
                                                                        -----------------------          -----------------------
9.  Have any payments been made to professionals?  (if yes, attach listing including date of payment, amount of payment and name
    of payee)                                                                     X
                                                                        -----------------------          -----------------------

10. If the answer is yes to 8 or 9, were all such payments
    approved by the court?                                                        X
                                                                        -----------------------          -----------------------
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment,
    amount and reason for payment, and name of payee)                             X
                                                                        -----------------------          -----------------------
 12. Is the estate insured for replacement cost of assets and for
    general liability?                                                            X
                                                                        -----------------------          -----------------------
13. Are a plan and disclosure statement on file?                                  X
                                                                        -----------------------          -----------------------
14. Was there any post-petition borrowing during this reporting
    period?                                                                                                         X
                                                                        -----------------------          -----------------------

15. Check if paid: Post-petition taxes    X  ;    U.S. Trustee Quarterly Fees  X   ; Check if filing is current for: Post-petition
                                         ----                                ------
    tax reporting and tax returns:        X  .
                                         ----

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:       8/16/02                     /s/ Michael Malesardi
     ------------------------       --------------------------------------------
                                    Responsible Individual



(1) The significant difference in total assets between the petition date and the end of the current month is primarily due to $46.6 million of investments in subsidiaries not expected to result in cash to the estate that as a result was not reported on the Statements and Schedules filed with the Bankruptcy Court. In addition, approximately $2.6 million in net intercompany receivables/payables was not reported for the same reason.

(2) Debtor does not maintain certain contingent liabilities on its books that were reported on the Statement and Schedules filed with the Bankruptcy Court. Therefore, the significant difference in total liabilities between the petition date and the end of the current month is primarily attributed to $29.4 million of contingent liabilities due to News Corporation Limited and $2.8 million contingently due to the Debtor's employees under change of control contracts that were presented in the Statements and Schedules but which are excluded herein.

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                             For the Month Ended  07/31/02
                                                -----------


                    CURRENT MONTH
------------------------------------------------------
    ACTUAL            FORECAST          VARIANCE                                                CUMULATIVE         NEXT MONTH
                                                                                              (CASE TO DATE)        FORECAST
                                                      Revenues:
   ($43,939)      N/A (1)            N/A (1)        1  Gross Sales                                $2,963,042         N/A (1)
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                         2  less: Sales Returns &
                                                       Allowances (4)                              ($949,329)
------------   ---------------   ----------------                                          ------------------    ----------------
   ($43,939)                                        3  Net Sales                                  $3,912,371
------------   ---------------   ----------------                                          ------------------    ----------------
    ($6,828)                                        4  less: Cost of Goods Sold
                                                       (Schedule 'B')                             $3,048,102
------------   ---------------   ----------------                                          ------------------    ----------------
   ($37,110)                                        5  Gross Profit                                 $864,270
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                         6  Interest                                         $300
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                         7  Other Income:                                      $0
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
                                                    8
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
                                                    9
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
   ($37,110)                                       10       Total Revenues                          $864,570
------------   ---------------   ----------------                                          ------------------    ----------------
                                                      Expenses:
    $41,667                                        11  Compensation to Owner(s)/
                                                       Officer(s)                                   $441,252
------------   ---------------   ----------------                                          ------------------    ----------------
    $23,416                                        12  Salaries                                     $788,855
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                        13  Commissions                                        $0
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                        14  Contract Labor                                     $0
------------   ---------------   ----------------                                          ------------------    ----------------
                                                   15  Rent/Lease:
         $0                                                Personal Property                          $6,148
------------   ---------------   ----------------                                          ------------------    ----------------
     $7,006                                        16      Real Property                            $546,733
------------   ---------------   ----------------                                          ------------------    ----------------
    $15,189                                        17  Insurance                                    $191,600
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                        18  Management Fees                                    $0
------------   ---------------   ----------------                                          ------------------    ----------------
                                                   19  Depreciation
         $0                                                                                       $1,964,545
------------   ---------------   ----------------                                          ------------------    ----------------
                                                   20  Taxes:
         $0                                                Employer Payroll Taxes                         $0
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                        21      Real Property Taxes                            $0
------------   ---------------   ----------------                                          ------------------    ----------------
       ($52)                                       22      Other Taxes                              ($40,085)
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                        23  Other Selling                                 $87,904
------------   ---------------   ----------------                                          ------------------    ----------------
    $89,256                                        24  Other Administrative                         $578,377
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                        25  Interest                                           $0
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                        26  Other Expenses:                                    $0
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
     $4,848                                        27      Vacation                                  $69,343
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
                                                   28      Hardware & Software
         $0                                                Maintenance Fees                          $26,464
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
                                                   29      Benefits and Payroll
     $7,577                                                Processing Cost                          $173,197
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
                                                   30      PWC International
         $0                                                Tax Services                             $100,000
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
                                                   31      Israel Engineering
         $0                                                Charges                                $1,766,941
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
                                                           Adjustment to Bad Debt
         $0                                                Reserves                                ($100,000)
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
                                                   33
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
                                                   34
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
   $188,905                                        35       Total Expenses                        $6,601,274
------------   ---------------   ----------------                                          ------------------    ----------------
  ($226,015)                                       36 Subtotal                                   ($5,736,704)
------------   ---------------   ----------------                                          ------------------    ----------------
                                                   37 Reorganization Items:
   $112,885                                             Professional Fees                         $1,379,337
------------   ---------------   ----------------                                          ------------------    ----------------
                                                   38   Provisions for Rejected
         $0                                             Executory Contracts                               $0
------------   ---------------   ----------------                                          ------------------    ----------------
                                                   39   Interest Earned on Accumulated
    ($9,143)                                            Cash from                                   ($62,860)
------------   ---------------   ----------------                                          ------------------    ----------------
                                                        Resulting Chp 11 Case (3)
                                                   40   (Gain) or Loss from Sale of
   ($10,000)                                            Equipment (2)                               $390,352
------------   ---------------   ----------------                                          ------------------    ----------------
     $1,000                                        41   U.S. Trustee Quarterly Fees                  $14,500
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                        42   Wind-Up of Business Expenses (2)          $2,780,837
------------   ---------------   ----------------     ------------------------------------ ------------------    ----------------
    $94,743                                        43        Total Reorganization Items           $4,502,167
------------   ---------------   ----------------                                          ------------------    ----------------
                                                   44  Net Profit (Loss) Before Federal &
  ($320,758)                                           State Taxes                              ($10,238,871)
------------   ---------------   ----------------                                          ------------------    ----------------
         $0                                        45   Federal & State Income Taxes                      $0
------------   ---------------   ----------------                                          ------------------    ----------------
  ($320,758)                                       46 Net Profit (Loss)                         ($10,238,871)
============   ===============   ================                                          ==================    ================


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


(1) No forecast operating results have been or will be supplied to the bankruptcy court. The Debtor has sold, with the approval of the bankruptcy court, its primary assets and operations with an effective date of January 22, 2002.

(2) In conjuction with its asset sale to EarthLink, the Debtor has taken non-cash charges to adjust the book value of certain assets that were neither assumed in the transaction nor are deemed to provide any cash recovery to the Debtor's estate.

(3) Formulas in this document reflect gains in reorganization items as a negative value.

(4) Under GAAP accounting, the company previously recorded a Deferred Revenue liability for potential returns of equipment from retailers. This book reserve is no longer considered necessary.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                              FOR THE MONTH ENDED  07/31/02
                                                 -----------

    ASSETS
                                                                               FROM SCHEDULES             BOOK VALUE
                                                                               --------------             ----------
          CURRENT ASSETS

 1          Cash and cash equivalents - unrestricted                                H                              $8,723,104
                                                                                                      ------------------------
 2          Cash and cash equivalents - restricted                                  H                                $276,746
                                                                                                      ------------------------
 3          Accounts receivable (net)                                               A                                 $50,336
                                                                                                      ------------------------
 4          Inventory                                                               B                              $1,246,600
                                                                                                      ------------------------
 5          Prepaid expenses                                                                                         $249,476
                                                                                                      ------------------------
 6          Professional retainers                                                                                   $200,000
                                                                                                      ------------------------
 7          Other:    Net Receivable from Earthlink                                                                   $34,100
                      ---------------------------------------------------------                       ------------------------
 8                    Deposits                                                                                             $0
            -------------------------------------------------------------------                       ------------------------
                      Other Receivables                                                                              $122,610
                      ---------------------------------------------------------                       ------------------------
 9                    TOTAL CURRENT ASSETS                                                                        $10,902,972
                                                                                                      ------------------------
          PROPERTY AND EQUIPMENT (BOOK VALUE)

10          Real property                                                           C                                      $0
                                                                                                      ------------------------
11          Computers                                                               D                                      $0
                                                                                                      ------------------------
12          Furniture and fixtures                                                  D                                      $0
                                                                                                      ------------------------
13          Office equipment                                                        D                                      $0
                                                                                                      ------------------------
14          Software                                                                D                                      $0
                                                                                                      ------------------------
15          Vehicles                                                                D                                      $0
                                                                                                      ------------------------
16          Other:                                                                  D                                      $0
                      ---------------------------------------------------------                       ------------------------
17                                                                                  D                                      $0
            -------------------------------------------------------------------                       ------------------------
18                                                                                  D                                      $0
            -------------------------------------------------------------------                       ------------------------
19                                                                                  D                                      $0
            -------------------------------------------------------------------                       ------------------------
20                                                                                  D                                      $0
            -------------------------------------------------------------------                       ------------------------

21                    TOTAL PROPERTY AND EQUIPMENT                                                                         $0
                                                                                                      ------------------------
          OTHER ASSETS

22          Loans to shareholders                                                                                     $88,800
                                                                                                      ------------------------
23          Loans to affiliates, net of amounts payable to affiliates                                              $2,763,446
                                                                                                      ------------------------
24          Investment in subsidiaries                                                                            $46,613,800
            -------------------------------------------------------------------                       ------------------------
25
            -------------------------------------------------------------------                       ------------------------
26
            -------------------------------------------------------------------                       ------------------------
27
            -------------------------------------------------------------------                       ------------------------
28                    TOTAL OTHER ASSETS                                                                          $49,466,046
                                                                                                      ------------------------
29                    TOTAL ASSETS                                                                                $60,369,017
                                                                                                      ========================


    NOTE:
            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


    LIABILITIES FROM SCHEDULES

          POST-PETITION

                CURRENT LIABILITIES

30                        Salaries and wages                                                                               $0
                                                                                                            ------------------
31                        Payroll taxes                                                                                    $0
                                                                                                            ------------------
32                        Real and personal property taxes                                                                 $0
                                                                                                            ------------------
33                        Income taxes                                                                                     $0
                                                                                                            ------------------
34                        Sales taxes                                                                                      $0
                                                                                                            ------------------
35                        Notes payable (short term)                                                                       $0
                                                                                                            ------------------
36                        Accounts payable (trade)                                                   A               $144,117
                                                                                                            ------------------
37                        Real property lease arrearage                                                                    $0
                                                                                                            ------------------
38                        Personal property lease arrearage                                                                $0
                                                                                                            ------------------
39                        Accrued professional fees                                                                  $656,114
                                                                                                            ------------------
40                        Current portion of long-term post-petition debt (due within 12 months)                           $0
                                                                                                            ------------------
41                        Other:      Deferred revenue                                                                     $0
                                      ---------------------------------------------------                   ------------------
42                                    Vacation                                                                        $33,805
                          ---------------------------------------------------------------                   ------------------
43                                    Other                                                                            $2,200
                          ---------------------------------------------------------------                   ------------------
44                        TOTAL CURRENT LIABILITIES                                                                  $836,236
                                                                                                            ------------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                       $0
                                                                                                            ------------------
46                        TOTAL POST-PETITION LIABILITIES                                                            $836,236
                                                                                                            ------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                     $0
                                                                                                            ------------------
48                        Priority unsecured claims                                                  F                $84,956
                                                                                                            ------------------
49                        General unsecured claims                                                   F             $6,120,130
                                                                                                            ------------------
50                        TOTAL PRE-PETITION LIABILITIES                                                           $6,205,086
                                                                                                            ------------------
51                        TOTAL LIABILITIES                                                                        $7,041,322
                                                                                                            ------------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                   ($213,484,902)
                                                                                                            ------------------
53              Capital Stock                                                                                         $73,341
                                                                                                            ------------------
54              Additional paid-in capital                                                                       $277,284,500
                                                                                                            ------------------
55              Cumulative profit/(loss) since filing of case                                                    ($10,238,871)
                                                                                                            ------------------
56              Post-petition contributions/(distributions) or (draws)
                                                                                                            ------------------
57
                          ---------------------------------------------------------------                   ------------------
58              Equity adjustment for pre-petition liabilities due to Chapter 11 filing                             ($306,373)
                                                                                                            ------------------
59                        TOTAL EQUITY (DEFICIT)                                                                  $53,327,694
                                                                                                            ------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                        $60,369,017
                                                                                                            ==================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE




                                                   ACCOUNTS RECEIVABLE               ACCOUNTS PAYABLE             PAST DUE
RECEIVABLES AND PAYABLES AGINGS                  [PRE AND POST PETITION]             [POST PETITION]         POST PETITION DEBT
                                                 -----------------------             ---------------         ------------------
      0 -30 Days                                                           $0                   $144,117
                                            ---------------------------------- --------------------------
      31-60 Days                                                           $0
                                            ---------------------------------- --------------------------
      61-90 Days                                                           $0                                              $0
                                            ---------------------------------- --------------------------     -----------------
      91+ Days                                                       $929,991
                                            ---------------------------------- --------------------------
      Total accounts receivable/payable                              $929,991                   $144,117
                                            ---------------------------------- --------------------------
      Allowance for doubtful accounts                                $879,655
                                            ----------------------------------
      Accounts receivable (net)                                       $50,336
                                            ==================================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                                   COST OF GOODS SOLD
----------------------------------                                   ------------------

                                      INVENTORY(IES)
                                        BALANCE AT
                                       END OF MONTH                  INVENTORY BEGINNING OF MONTH               $1,246,600
                                      --------------                                                         --------------
                                                                     Add -
      Retail/Restaurants -                                             Net purchase
                                                                                                             --------------
        Product for resale                                             Direct labor
                                   ---------------------------                                               --------------
                                                                       Manufacturing overhead
                                                                                                             --------------
      Distribution -                                                   Freight in
                                                                                                             --------------
        Products for resale                                            Other:
                                   ---------------------------                                               --------------

                                                                       Cost of goods sold - equipment              ($6,828)
                                                                     --------------------------------------- --------------
      Manufacturer -                                                   Cost of goods sold - service                     $0
                                                                     --------------------------------------- --------------
        Raw Materials                              $9,236,921          Cost of goods sold - content                     $0
                                   ---------------------------       --------------------------------------- --------------
        Work-in-progress                                   $0        Less -
                                   ---------------------------
        Finished goods                             $1,992,838          Inventory End of Month                   $1,246,600
                                   ---------------------------                                               --------------
                                                                       Shrinkage
                                                                                                             --------------
      Other - Explain                             ($9,983,159)         Personal Use
                                   ---------------------------                                               --------------
      Inventory reserve
      -----------------------------
                                                                     Cost of Goods Sold                            ($6,828)
      -----------------------------                                                                          ==============
          TOTAL                                    $1,246,600
                                   ===========================

      METHOD OF INVENTORY CONTROL                                                INVENTORY VALUATION METHODS
      Do you have a functioning perpetual inventory system? (1)                  Indicate by a checkmark method of inventory used.
                       Yes   X           No
                           -------          --------
      How often do you take a complete physical inventory?  (1)                  Valuation methods -
                                                                                     FIFO cost                              X
                                                                                                                            ---
        Weekly                                                                       LIFO cost
                                  ----------                                                                                ---
        Monthly                                                                      Lower of cost or market                X
                                  ----------                                                                                ---
        Quarterly                                                                    Retail method
                                  ----------                                                                                ---
        Semi-annually                                                                Other
                                  ----------
        Annually                                                                       Explain
                                  ----------
Date of last physical inventory was                                (1)
                                                    --------------------------   ---------------------------------------------------

                                                                                 ---------------------------------------------------
Date of next physical inventory is                                 (1)
                                                    --------------------------   ---------------------------------------------------




(1) Inventory is maintained by a third-party-provider, BrightPoint, who performs periodic cycle counts on the Debtor's inventory.

                                   SCHEDULE C
                                  REAL PROPERTY


DESCRIPTION                                                                   COST                            MARKET VALUE
                                                                              ----                            ------------
         None                                                                               $0                               $0
         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------
         Total                                                                              $0                               $0
                                                                   ============================     ============================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS



DESCRIPTION                                                                   COST                       BOOK VALUE
                                                                              ----                       ----------
Computers -
         Network and office computers                                                       $0                               $0
         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------
         Total                                                                              $0                               $0
                                                                   ============================     ============================
Furniture & Fixtures -
         Workstations, cubicles, chairs, tables, etc.                                       $0                               $0
         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------
         Total                                                                              $0                               $0
                                                                   ============================     ============================
Office Equipment -
         Telephone system, printers, projectors, etc.                                       $0                               $0
         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------
         Total                                                                              $0                               $0
                                                                   ============================     ============================
Software -
         Prepaid Licenses & Support for Internal Use Software                               $0                               $0
         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------
         Total                                                                              $0                               $0
                                                                   ============================     ============================
Vehicles -
         2001 Chrysler PT Cruiser - Limited Edition                                         $0                               $0
         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------

         ----------------------------------------------------      ----------------------------     ----------------------------
         Total                                                                              $0                               $0
                                                                   ============================     ============================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                             0-30 DAYS       31-60 DAYS     61-90 DAYS      91+ DAYS       TOTAL
                                          ---------       ----------     ----------      --------       -----
FEDERAL
       Income Tax Withholding                                                                                  $0
                                        --------------- --------------- -------------- ------------- -------------
       FICA - Employee                                                                                         $0
                                        --------------- --------------- -------------- ------------- -------------
       FICA - Employer                                                                                         $0
                                        --------------- --------------- -------------- ------------- -------------
       Unemployment (FUTA)                                                                                     $0
                                        --------------- --------------- -------------- ------------- -------------
       Income                                                                                                  $0
                                        --------------- --------------- -------------- ------------- -------------
       Other (Attach List)                                                                                     $0
                                        --------------- --------------- -------------- ------------- -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0            $0            $0
                                        --------------- --------------- -------------- ------------- -------------
STATE AND LOCAL
       Income Tax Withholding                                                                                  $0
                                        --------------- --------------- -------------- ------------- -------------
       Unemployment (UT)                                                                                       $0
                                        --------------- --------------- -------------- ------------- -------------
       Disability Insurance (DI)                                                                               $0
                                        --------------- --------------- -------------- ------------- -------------
       Empl. Training Tax (ETT)                                                                                $0
                                        --------------- --------------- -------------- ------------- -------------
       Sales                                        $0              $0                                         $0
                                        --------------- --------------- -------------- ------------- -------------
       Excise                                                                                                  $0
                                        --------------- --------------- -------------- ------------- -------------
       Real property                                                                                           $0
                                        --------------- --------------- -------------- ------------- -------------
       Personal property                                                                                       $0
                                        --------------- --------------- -------------- ------------- -------------
       Income                                                                                                  $0
                                        --------------- --------------- -------------- ------------- -------------
       Other (Attach List)                                                                                     $0
                                        --------------- --------------- -------------- ------------- -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0            $0            $0
                                        --------------- --------------- -------------- ------------- -------------
TOTAL TAXES                                         $0              $0             $0            $0            $0
                                        =============== =============== ============== ============= =============



                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                                           CLAIMED               ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                               AMOUNT (2)            AMOUNT (3)
-------------------------------------------                               ----------            ----------
       Secured claims  (1)                                                         $0                   $0
                                                                        --------------        -------------
       Priority claims other than taxes                                    $3,479,078               $2,973
                                                                        --------------        -------------
       Priority tax claims                                                         $0              $81,982
                                                                        --------------        -------------
       General unsecured claims                                           $39,353,556           $6,120,130
                                                                        --------------        -------------

(1) The Debtor does not have any secured liabilities.
(2) The above amount represents the total amount of claims filed in the Debtor's Schedule of Assets and Liabilities (SoAL).
(3) The total represents the Debtor's balances recorded in accordance with GAAP as of July 31, 2002. This amount does not included any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by Creditors. The primary difference between the claimed & allowed amount reported herein is the potential News Corporation Limited claim of approximately $29.4 million and Management's change of control claim of approximately $2.8 million. In July 2002, the Debtor agreed with a creditor to set off a pre-petition liability against a pre-petition receivable. As such, the Debtor had decreased the pre-petition general unsecured claims amount by $8,000 to recognize the set off of this liability.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                        ACCOUNT 1       ACCOUNT 2       ACCOUNT 3     ACCOUNT 4       ACCOUNT 5      ACCOUNT 6
                                        ---------       ---------       ---------     ---------       ---------      ---------
Bank                                     Silicon         Silicon         Silicon        Silicon         Wells         American
                                          Valley          Valley          Valley         Valley         Fargo          Express
                                      --------------- --------------- -------------- -------------   ------------- ---------------
Account Type                            Chapter 11 -    Investment      Restricted         CD          Merchant        Merchant
                                            DIP                                                          Bank            Bank
                                      --------------- --------------- -------------- -------------   ------------- ---------------
Account No.                             3300271245      3300271245     3300346325     8800050262
                                      --------------- --------------- -------------- -------------   ------------- ---------------
Account Purpose                            General        General        General          (a)             (b)            (c)
                                           Banking        Banking        Banking
                                      --------------- --------------- -------------- -------------   ------------- ---------------
Balance, End of Month                   $1,312,822      $7,410,282      $136,372       $22,000         $100,000       $18,374
                                      --------------- --------------- -------------- -------------   ------------- ---------------
Total Funds on Hand for all Accounts    $8,999,850
                                      ===============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

--------------------------------------------------------------------------------
(a) Restricted cash - Certificate of Deposit for the California State Board of Equalization.
(b) This is a reserve account established by Wells Fargo Bank, which is held in a certificate of deposit in the Debtor's name. Funds are held by Wells Fargo as security for the Debtor's chargeback liability.
(c) This is a reserve account established by American Express, which is held in a certificate of deposit in the Debtor's name. Funds are held by American Express as security for the Debtor's chargeback liability.
--------------------------------------------------------------------------------

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  07/31/02
                                              -----------


                                                                                          Actual                Cumulative
                                                                                       Current Month          (Case to Date)
                                                                                       -------------          --------------
  CASH RECEIPTS
1    Rent/Leases Collected                                                                         $0                    $0
                                                                                      ----------------        --------------
2    Cash Received from Sales                                                                ($39,401)           $1,707,579
                                                                                      ----------------        --------------
3    Interest Received                                                                         $9,143               $62,860
                                                                                      ----------------        --------------
4    Borrowings                                                                                    $0                    $0
                                                                                      ----------------        --------------
5    Funds from Shareholders, Partners, or Other Insiders                                          $0                    $0
                                                                                      ----------------        --------------
6    Capital Contributions                                                                         $0                    $0
                                                                                      ----------------        --------------
7    Other: Net Proceeds from Earthlink for Asset Purchase & Transition Services                   $0            $2,955,559
     ---------------------------------------------------------------------------      ---------------        --------------
8           Net Proceeds from equipment auction--DoveBid                                      $10,000              $273,587
     ---------------------------------------------------------                        ----------------        --------------
9           Net Proceeds from equipment auction--One Workplace                                                     $127,740
     ---------------------------------------------------------                        ----------------        --------------
10          Refund from Certicom                                                               $5,195               $42,586
     ---------------------------------------------------------                        ----------------        --------------
11          Net Proceeds from Sale of PT Cruiser                                                                    $16,500
     ---------------------------------------------------------                        ----------------        --------------
12                                                                                           ($15,063)           $5,186,411
                                                                                      ----------------        --------------
  CASH DISBURSEMENTS
13   Payments for Inventory                                                                        $0                    $0
                                                                                      ----------------        --------------
14   Selling                                                                                       $0               $79,461
                                                                                      ----------------        --------------
15   Administrative                                                                            $9,559              $352,063
                                                                                      ----------------        --------------
16   Capital Expenditures                                                                          $0                    $0
                                                                                      ----------------        --------------
17   Principal Payments on Debt                                                                    $0                    $0
                                                                                      ----------------        --------------
18   Interest Paid                                                                                 $0                    $0
                                                                                      ----------------        --------------
     Rent/Lease:
19          Personal Property                                                                      $0                $4,512
                                                                                      ----------------        --------------
20          Real Property                                                                      $7,006              $174,250
                                                                                      ----------------        --------------
     Amount Paid to Owner(s)/Officer(s)
21          Salaries                                                                          $41,667              $376,045
                                                                                      ----------------        --------------
22          Draws                                                                                  $0                    $0
                                                                                      ----------------        --------------
23          Commissions/Royalties                                                                  $0                    $0
                                                                                      ----------------        --------------
24          Expense Reimbursements                                                             $1,737               $33,823
                                                                                      ----------------        --------------
25          Other                                                                                  $0                    $0
                                                                                      ----------------        --------------
26   Salaries/Commissions (less employee withholding)                                         $31,994              $756,399
                                                                                      ----------------        --------------
27   Management Fees                                                                               $0                    $0
                                                                                      ----------------        --------------
     Taxes:
28          Employee Withholding                                                                   $0                    $0
                                                                                      ----------------        --------------
29          Employer Payroll Taxes                                                                 $0                    $0
                                                                                      ----------------        --------------
30          Real Property Taxes                                                                    $0                    $0
                                                                                      ----------------        --------------
31          Other Taxes                                                                            $0               $46,507
                                                                                      ----------------        --------------
32   Other Cash Outflows:
                                                                                      ----------------        --------------
33          Bank Fees                                                                             $50                  $836
            --------------------------------------------------                        ----------------        --------------
34          Customer Chargebacks on Credit Card Transactions                                    ($387)             $149,077
            --------------------------------------------------                        ----------------        --------------
35          Payments for Cost of Providing Services                                                $0            $1,112,346
            --------------------------------------------------                        ----------------        --------------
36          Payments for Professional Services in Connection with Chp 11 Case                  $3,497              $671,716
            ------------------------------------------------------------------        ----------------        --------------
37          Payments to U.S. Trustee                                                           $4,000               $14,750
            --------------------------------------------------                        ----------------        --------------
            Payments to OmniSky Israel for work done on behalf of OmniSky US                       $0               $80,000
            -----------------------------------------------------------------         ----------------        --------------
            Payments for Approved Executory Contract Cure Amounts                                  $0            $1,779,339
            --------------------------------------------------                        ----------------        --------------
            Payments to Outside Engineering Consultants                                            $0               $29,726
            --------------------------------------------------                        ----------------        --------------
            Nomad IQ Legal Services Retainer                                                       $0              $250,000
            --------------------------------------------------                        ----------------        --------------

                                                                                      ----------------        --------------
38          TOTAL CASH DISBURSEMENTS:                                                         $99,123            $5,910,850
                                                                                      ----------------        --------------
39  NET INCREASE (DECREASE) IN CASH                                                         ($114,186)            ($724,439)
                                                                                      ----------------        --------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                      $9,114,037            $9,724,289
                                                                                      ================        --------------
41  CASH BALANCE, END OF PERIOD                                                            $8,999,850            $8,999,850
                                                                                     ================        ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 07/31/02
                                             -----------


    CASH FLOWS FROM OPERATING ACTIVITIES                                                           ACTUAL            CUMULATIVE
                                                                                                CURRENT MONTH      (CASE TO DATE)
                                                                                                -------------      --------------

1         Cash Received from Sales                                                                     ($39,401)       $1,707,579
                                                                                              ------------------  ----------------
2         Rent/Leases Collected                                                                              $0                $0
                                                                                              ------------------  ----------------
3         Interest Received                                                                                  $0                $0
                                                                                              ------------------  ----------------
4         Cash Paid to Suppliers                                                                             $0        $1,112,345
                                                                                              ------------------  ----------------
5         Cash Paid for Selling Expenses                                                                     $0           $79,461
                                                                                              ------------------  ----------------
6         Cash Paid for Administrative Expenses                                                          $9,559          $352,063
                                                                                              ------------------  ----------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                               $0            $4,512
                                                                                              ------------------  ----------------
8            Real Property                                                                               $7,006          $174,250
                                                                                              ------------------  ----------------
          Cash Paid for Interest                                                                             $0                $0
                                                                                              ------------------  ----------------
10        Cash Paid for Net Payroll and Benefits                                                        $31,994          $756,399
                                                                                              ------------------  ----------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                   $41,667          $376,045
                                                                                              ------------------  ----------------
12           Draws                                                                                           $0                $0
                                                                                              ------------------  ----------------
13           Commissions/Royalties                                                                           $0                $0
                                                                                              ------------------  ----------------
14           Expense Reimbursements                                                                      $1,737           $33,823
                                                                                              ------------------  ----------------
15           Other                                                                                           $0                $0
                                                                                              ------------------  ----------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                            $0                $0
                                                                                              ------------------  ----------------
17           Employee Withholdings                                                                           $0                $0
                                                                                              ------------------  ----------------
18           Real Property Taxes                                                                             $0                $0
                                                                                              ------------------  ----------------
19           Other Taxes                                                                                     $0           $46,507
                                                                                              ------------------  ----------------
20        Cash Paid for General Expenses
                                                                                              ------------------  ----------------
21           Bank Fees                                                                                      $50              $836
          ---------------------------------------------------------------------               ------------------  ----------------
22           Customer Chargebacks on Credit Card Transactions                                             ($387)         $149,077
          ---------------------------------------------------------------------               ------------------  ----------------
23           Cash Receipts of refund from Certicom (1)                                                  ($5,195)          $37,414
          ---------------------------------------------------------------------               ------------------  ----------------
24           Payments to Outside Engineering Consultants                                                     $0           $29,726
          ---------------------------------------------------------------------               ------------------  ----------------
25           Payments for Approved Executory Contract Cure Amounts                                           $0        $1,779,340
          ---------------------------------------------------------------------               ------------------  ----------------
26           Nomad IQ Legal Services Retainer                                                                $0          $250,000
          ---------------------------------------------------------------------               ------------------  ----------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS             ($125,832)      ($3,474,219)
                                                                                              ------------------  ----------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                       $9,143           $62,860
                                                                                              ------------------  ----------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                             $3,497          $671,716
                                                                                              ------------------  ----------------
30        U.S. Trustee Quarterly Fees                                                                    $4,000           $14,750
                                                                                              ------------------  ----------------
31        Cash Receipts due to sale of equipment from DoveBid, One Workplace & Earthlink (2)           ($10,000)        ($779,498)
          ---------------------------------------------------------------------               ------------------  ----------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $11,646          $155,892
                                                                                              ------------------  ----------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                       ($114,186)      ($3,318,327)
                                                                                              ------------------  ----------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                               $0                $0
                                                                                              ------------------  ----------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                            $0        $2,593,888
                                                                                              ------------------  ----------------
36
          ---------------------------------------------------------------------               ------------------  ----------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                $0        $2,593,888
                                                                                              ------------------  ----------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)                                                                   $0                $0
                                                                                              ------------------  ----------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                                      $0                $0
                                                                                              ------------------  ----------------
40        Capital Contributions                                                                              $0                $0
                                                                                              ------------------  ----------------
41        Principal Payments                                                                                 $0                $0
                                                                                              ------------------  ----------------
42
          ---------------------------------------------------------------------               ------------------  ----------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                $0                $0
                                                                                              ------------------  ----------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                             ($114,186)        ($724,439)
                                                                                              ------------------  ----------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                $9,114,037        $9,724,289
                                                                                              ------------------  ----------------
46   CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                      $8,999,850        $8,999,850
                                                                                              ==================  ================


--------------------------------------------------------------------------------
(1) Due to the formulas of this document, this entry is recorded as a negative value. The $5,195 recorded represents an increase in cash to the Estate.
(2) Due to the formulas of this document, this entry is recorded as a negative value. The $10,000 recorded represents an increase in cash to the Estate.
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: NomadIQ, Inc.                  CASE NO.             01-33128 (DM)
                                                          ------------------

                                      CHAPTER 11
                                      MONTHLY OPERATING REPORT
                                     (GENERAL BUSINESS CASE)



                           SUMMARY OF FINANCIAL STATUS



   MONTH ENDED:   July 02                  PETITION DATE:     12/10/01
                -----------                               ------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $ 1
                                     ---

2. ASSET AND LIABILITY STRUCTURE                        END OF CURRENT MONTH  END OF PRIOR MONTH       AS OF PETITION FILING
                                                        --------------------  ------------------       ---------------------
   a.  Current Assets                                                 $0                     $0
                                                        -----------------     ------------------
   b.  Total Assets                                                   $0                     $0                       $0
                                                        -----------------     ------------------       ------------------
   c.  Current Liabilities                                            $0                     $0
                                                        -----------------     ------------------
   d.  Total Liabilities                                              $0                     $0                       $0
                                                       -----------------     ------------------       ------------------

3. STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                                  CUMULATIVE
                                                         CURRENT MONTH           PRIOR MONTH            (CASE TO DATE)
                                                         -------------           -----------            --------------
   a.  Total Receipts                                                 $0                     $0                       $0
                                                        -----------------     ------------------       ------------------
   b.  Total Disbursements                                            $0                     $0                       $0
                                                        -----------------     ------------------       ------------------
   c.  Excess (Deficiency) of Receipts Over
       Disbursements (a - b)                                          $0                     $0                       $0
                                                        -----------------     ------------------       ------------------
   d.  Cash Balance Beginning of Month                                $0                     $0                       $0
                                                        -----------------     ------------------       ------------------
   e.  Cash Balance End of Month (c + d)                              $0                     $0                       $0
                                                        -----------------     ------------------       ------------------

                                                                                                           CUMULATIVE
                                                         CURRENT MONTH          PRIOR MONTH              (CASE TO DATE)
                                                         -------------          -----------              --------------

4. PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                     $0                     $0                       $0
                                                        -----------------     ------------------       ------------------
5. ACCOUNT RECEIVABLES (PRE AND POST PETITION)                        $0                     $0
                                                        -----------------     ------------------
6. POST-PETITION LIABILITIES                                          $0                     $0
                                                        -----------------     ------------------
7. PAST DUE POST-PETITION ACCOUNT PAYABLES
   (OVER 30 DAYS)                                                     $0                     $0
                                                        -----------------     ------------------

AT THE END OF THIS REPORTING MONTH:                                                                  YES             NO
                                                                                                     ---             ---
                                                                                                                      X
8.  Have any payments been made on pre-petition debt, other than payments in the normal         ------------     -----------
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing including date of                           X
    payment, amount of payment and name of payee)                                               ------------     -----------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                ------------     -----------

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                             X
    attach listing including date of payment, amount and reason for payment,                    ------------     -----------
    and name of payee)

12. Is the estate insured for replacement cost of assets and for general liability?                  X
                                                                                                ------------     -----------
13. Are a plan and disclosure statement on file?                                                     X
                                                                                                ------------     -----------
14. Was there any post-petition borrowing during this reporting period?                                               X
                                                                                                ------------     -----------

15. Check if paid: Post-petition taxes         U.S. Trustee Quarterly Fees  X     Check if filing is current for: Post-petition
                                       ---                                -----
    tax reporting and tax returns       X.
                                       ---

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.) I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:     8/14/02                   /s/ Michael Malesardi
      ------------------         -----------------------------------------------
                                 Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended  07/31/02
                                              ----------

                CURRENT MONTH
--------------------------------------------------
                                                                                                    CUMULATIVE        NEXT MONTH
ACTUAL           FORECAST           VARIANCE                                                      (CASE TO DATE)       FORECAST
------           --------           --------                                                      --------------       --------
                                                       REVENUES:
           $0                               $0    1   Gross Sales                                            $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0    2   less: Sales Returns & Allowances                       $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0             $0                $0    3   Net Sales                                              $0                $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0    4   less: Cost of Goods Sold (Schedule 'B')                $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0             $0                $0    5   Gross Profit                                           $0                $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0    6   Interest                                               $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0    7   Other Income:                                          $0
--------------  -------------   ---------------                       ------------------------   ---------------   ---------------
           $0                               $0    8                                                          $0
--------------  -------------   ---------------     ------------------------------------------   ---------------   ---------------
           $0                               $0    9                                                          $0
--------------  -------------   ---------------     ------------------------------------------   ---------------   ---------------
           $0             $0                $0   10       TOTAL REVENUES                                     $0                $0
--------------  -------------   ---------------                                                  ---------------   ---------------
                                                    EXPENSES:
           $0                               $0   11   Compensation to Owner(s)/Officer(s)                    $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   12   Salaries                                               $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   13   Commissions                                            $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   14   Contract Labor                                         $0
--------------  -------------   ---------------                                                  ---------------   ---------------
                                                      Rent/Lease:                                            $0
           $0                               $0   15      Personal Property
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   16       Real Property                                      $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   17   Insurance                                              $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   18   Management Fees                                        $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   19   Depreciation                                           $0
--------------  -------------   ---------------                                                  ---------------   ---------------
                                                      Taxes:                                                 $0
           $0                               $0   20       Employer Payroll Taxes
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   21       Real Property Taxes                                $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   22       Other Taxes                                        $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   23   Other Selling                                          $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   24   Other Administrative                                   $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   25   Interest                                               $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   26   Other Expenses:                                        $0
--------------  -------------   ---------------                       ------------------------   ---------------   ---------------
                                            $0   27
--------------  -------------   ---------------     ------------------------------------------   ---------------   ---------------
                                            $0   28
--------------  -------------   ---------------     ------------------------------------------   ---------------   ---------------
                                            $0   29
--------------  -------------   ---------------     ------------------------------------------   ---------------   ---------------
                                            $0   30
--------------  -------------   ---------------     ------------------------------------------   ---------------   ---------------
                                            $0   31
--------------  -------------   ---------------     ------------------------------------------   ---------------   ---------------
                                            $0   32
--------------  -------------   ---------------     ------------------------------------------   ---------------   ---------------
                                            $0   33
--------------  -------------   ---------------     ------------------------------------------   ---------------   ---------------
                                            $0   34
--------------  -------------   ---------------     ------------------------------------------   ---------------   ---------------
           $0             $0                $0   35       TOTAL EXPENSES                                     $0                $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0             $0                $0   36 SUBTOTAL                                                 $0                $0
--------------  -------------   ---------------                                                  ---------------   ---------------
                                                    REORGANIZATION ITEMS:                                    $0
           $0                               $0   37   Professional Fees
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   38   Provisions for Rejected Executory Contracts            $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   39   Interest Earned on Accumulated Cash from               $0
--------------  -------------   ---------------                                                  ---------------   ---------------
                                                      Resulting Chp 11 Case
           $0                               $0   40   Gain or (Loss) from Sale of Equipment                  $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   41   U.S. Trustee Quarterly Fees                            $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   42                                                          $0
--------------  -------------   ---------------     ------------------------------------------   ---------------   ---------------
           $0             $0                $0   43        TOTAL REORGANIZATION ITEMS                        $0                $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0             $0                $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES          $0                $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0                               $0   45   Federal & State Income Taxes                           $0
--------------  -------------   ---------------                                                  ---------------   ---------------
           $0             $0                $0   46 NET PROFIT (LOSS)                                        $0                $0
==============  =============   ===============                                                  ===============   ===============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED  07/31/02
                                              ----------



        ASSETS
                                                                     FROM SCHEDULES                        MARKET VALUE
                                                                     --------------                        ------------
             CURRENT ASSETS
     1           Cash and cash equivalents - unrestricted                                                                 $0
                                                                                                      -----------------------
     2           Cash and cash equivalents - restricted                                                                   $0
                                                                                                      -----------------------
     3           Accounts receivable (net)                                  A                                             $0
                                                                                                      -----------------------
     4           Inventory                                                  B                                             $0
                                                                                                      -----------------------
     5           Prepaid expenses                                                                                         $0
                                                                                                      -----------------------
     6           Professional retainers                                                                                   $0
                                                                                                      -----------------------
     7           Other:                                                                                                   $0
                       ---------------------------------------------                                  -----------------------
     8
                 ---------------------------------------------------                                  -----------------------
     9                 TOTAL CURRENT ASSETS                                                                               $0
                                                                                                      -----------------------
             PROPERTY AND EQUIPMENT (MARKET VALUE)
    10           Real property                                              C                                             $0
                                                                                                      -----------------------
    11           Machinery and equipment                                    D                                             $0
                                                                                                      -----------------------
    12           Furniture and fixtures                                     D                                             $0
                                                                                                      -----------------------
    13           Office equipment                                           D                                             $0
                                                                                                      -----------------------
    14           Leasehold improvements                                     D                                             $0
                                                                                                      -----------------------
    15           Vehicles                                                   D                                             $0
                                                                                                      -----------------------
    16           Other:                                                     D
                       ---------------------------------------------                                  -----------------------
    17                                                                      D
                 ---------------------------------------------------                                  -----------------------
    18                                                                      D
                 ---------------------------------------------------                                  -----------------------
    19                                                                      D
                 ---------------------------------------------------                                  -----------------------
    20                                                                      D
                 ---------------------------------------------------                                  -----------------------
    21                 TOTAL PROPERTY AND EQUIPMENT                                                                       $0
                                                                                                      -----------------------
             OTHER ASSETS
    22           Loans to shareholders                                                                                    $0
                                                                                                      -----------------------
    23           Loans to affiliates                                                                                      $0
                                                                                                      -----------------------
    24
                 ---------------------------------------------------                                  -----------------------
    25
                 ---------------------------------------------------                                  -----------------------
    26
                 ---------------------------------------------------                                  -----------------------
    27
                 ---------------------------------------------------                                  -----------------------
    28                 TOTAL OTHER ASSETS                                                                                 $0
                                                                                                      -----------------------
    29                 TOTAL ASSETS                                                                                       $0
                                                                                                      =======================


       NOTE:
            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


        LIABILITIES FROM SCHEDULES

             POST-PETITION

                 CURRENT LIABILITIES

    30                 Salaries and wages                                                                              $0
                                                                                                   -----------------------
    31                 Payroll taxes                                                                                   $0
                                                                                                   -----------------------
    32                 Real and personal property taxes                                                                $0
                                                                                                   -----------------------
    33                 Income taxes                                                                                    $0
                                                                                                   -----------------------
    34                 Sales taxes                                                                                     $0
                                                                                                   -----------------------
    35                 Notes payable (short term)                                                                      $0
                                                                                                   -----------------------
    36                 Accounts payable (trade)                             A                                          $0
                                                                                                   -----------------------
    37                 Real property lease arrearage                                                                   $0
                                                                                                   -----------------------
    38                 Personal property lease arrearage                                                               $0
                                                                                                   -----------------------
    39                 Accrued professional fees                                                                       $0
                                                                                                   -----------------------
    40                 Current portion of long-term post-petition debt (due within 12 months)                          $0
                                                                                                   -----------------------
    41                 Other:                                                                                          $0
                                ------------------------------------                               -----------------------
    42
                       ---------------------------------------------                               -----------------------
    43
                       ---------------------------------------------                               -----------------------
    44                 TOTAL CURRENT LIABILITIES                                                                       $0
                                                                                                   -----------------------
    45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                   -----------------------
    46                 TOTAL POST-PETITION LIABILITIES                                                                 $0
                                                                                                   -----------------------
             PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
    47                 Secured claims                                       F                                          $0
                                                                                                   -----------------------
    48                 Priority unsecured claims                            F                                          $0
                                                                                                   -----------------------
    49                 General unsecured claims                             F                                          $0
                                                                                                   -----------------------
    50                 TOTAL PRE-PETITION LIABILITIES                                                                  $0
                                                                                                   -----------------------
    51                 TOTAL LIABILITIES                                                                               $0
                                                                                                   -----------------------
        EQUITY (DEFICIT)
    52           Retained Earnings/(Deficit) at time of filing                                                         $0
                                                                                                   -----------------------
    53           Capital Stock                                                                                         $0
                                                                                                   -----------------------
    54           Additional paid-in capital                                                                            $0
                                                                                                   -----------------------
    55           Cumulative profit/(loss) since filing of case                                                         $0
                                                                                                   -----------------------
    56           Post-petition contributions/(distributions) or (draws)                                                $0
                                                                                                   -----------------------
    57
                       ---------------------------------------------                               -----------------------
    58           Market value adjustment                                                                               $0
                                                                                                   -----------------------
    59                 TOTAL EQUITY (DEFICIT)                                                                          $0
                                                                                                   -----------------------
    60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                         $0
                                                                                                   =======================

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)


                                   Schedule A

                      Accounts Receivable and (Net) Payable

                                                                 ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE      PAST DUE
Receivables and Payables Agings                                [PRE AND POST PETITION]   [POST PETITION]  POST PETITION DEBT
                                                               ----------------------   ----------------  ------------------
    0 -30 Days                                                                    $0                 $0
                                                               ----------------------   ----------------
    31-60 Days                                                                    $0                 $0
                                                               ----------------------   ----------------
    61-90 Days                                                                    $0                 $0                  $0
                                                               ----------------------   -----------------  -----------------
    91+ Days                                                                      $0                 $0
                                                               ----------------------   ----------------
    Total accounts receivable/payable                                             $0                 $0
                                                               ======================   ================
    Allowance for doubtful accounts
                                                               ----------------------
    Accounts receivable (net)                                                     $0
                                                               ======================



                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                             COST OF GOODS SOLD
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH         INVENTORY BEGINNING OF MONTH
                                          ------------                                                  ------------------
                                                               Add -
    Retail/Restaurants -                                         Net purchase
                                                                                                        ------------------
      Product for resale                                         Direct labor
                                  -------------------------                                             ------------------

                                                                 Manufacturing overhead
                                                                                                        ------------------
    Distribution -                                               Freight in
                                                                                                        ------------------
      Products for resale                                        Other:
                                  -------------------------                                             ------------------

                                                               ---------------------------------------  ------------------
    Manufacturer -
                                                               ---------------------------------------  ------------------
      Raw Materials
                                  -------------------------
      Work-in-progress                                         Less -
                                  -------------------------
      Finished goods                                             Inventory End of Month
                                  -------------------------                                             ------------------
                                                                 Shrinkage
                                                                                                        ------------------
    Other - Explain                                              Personal Use
                                  -------------------------                                             ------------------

    ------------------------------
                                                               Cost of Goods Sold                                      $0
    ------------------------------                                                                      ==================
        TOTAL                                           $0
                                  =========================


    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
              Yes        No
                  ----      ------
    How often do you take a complete physical inventory?       Valuation methods -

                                                                   FIFO cost
                                                                                                      --
      Weekly                                                       LIFO cost
                      ------                                                                          --
      Monthly                                                      Lower of cost or market
                      ------                                                                          --
      Quarterly                                                    Retail method
                      ------                                                                          --
      Semi-annually                                                Other
                      ------                                                                          --
      Annually                                                       Explain
                      ------
Date of last physical inventory was
                                  -------------------------    -----------------------------------------------------------

                                                               -----------------------------------------------------------
Date of next physical inventory is
                                  -------------------------    -----------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                                 -----             --------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
Machinery & Equipment -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Furniture & Fixtures -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Office Equipment -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)



TAXES PAYABLE                             0-30 DAYS      31-60 DAYS     61-90 DAYS     91+ DAYS         TOTAL
                                          ---------      ----------     ----------     --------         -----
Federal
       Income Tax Withholding                                                                                   $0
                                        -------------- --------------- -------------- -------------   -------------
       FICA - Employee                                                                                          $0
                                        -------------- --------------- -------------- -------------   -------------
       FICA - Employer                                                                                          $0
                                        -------------- --------------- -------------- -------------   -------------
       Unemployment (FUTA)                                                                                      $0
                                        -------------- --------------- -------------- -------------   -------------
       Income                                                                                                   $0
                                        -------------- --------------- -------------- -------------   -------------
       Other (Attach List)                                                                                      $0
                                        -------------- --------------- -------------- -------------   -------------
TOTAL FEDERAL TAXES                                $0              $0             $0            $0              $0
                                        -------------- --------------- -------------- -------------   -------------
STATE AND LOCAL
       Income Tax Withholding                                                                                   $0
                                        -------------- --------------- -------------- -------------   -------------
       Unemployment (UT)                                                                                        $0
                                        -------------- --------------- -------------- -------------   -------------
       Disability Insurance (DI)                                                                                $0
                                        -------------- --------------- -------------- -------------   -------------
       Empl. Training Tax (ETT)                                                                                 $0
                                        -------------- --------------- -------------- -------------   -------------
       Sales                                                                                                    $0
                                        -------------- --------------- -------------- -------------   -------------
       Excise                                                                                                   $0
                                        -------------- --------------- -------------- -------------   -------------
       Real property                                                                                            $0
                                        -------------- --------------- -------------- -------------   -------------
       Personal property                                                                                        $0
                                        -------------- --------------- -------------- -------------   -------------
       Income                                                                                                   $0
                                        -------------- --------------- -------------- -------------   -------------
       Other (Attach List)                                                                                      $0
                                        -------------- --------------- -------------- -------------   -------------
TOTAL STATE & LOCAL TAXES                          $0              $0             $0            $0              $0
                                        -------------- --------------- -------------- -------------   -------------
TOTAL TAXES                                        $0              $0             $0            $0              $0
                                        ============== =============== ============== =============   =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                         CLAIMED              ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                               AMOUNT              AMOUNT (b)
-------------------------------------------                               ------              ----------
       Secured claims  (a)                                                        $0                  $0
                                                                       --------------       -------------
       Priority claims other than taxes                                           $0                  $0
                                                                       --------------       -------------
       Priority tax claims                                                        $0                  $0
                                                                       --------------       -------------
       General unsecured claims                                                   $0                  $0
                                                                       --------------       -------------


(a) List total amount of claims even it under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.



                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                          ACCOUNT 1      ACCOUNT 2       ACCOUNT 3    ACCOUNT 4
                                          ---------      ---------       ---------    ---------
Bank
                                        -------------- --------------- ------------- --------------
Account Type
                                        -------------- --------------- ------------- --------------
Account No.
                                        -------------- --------------- ------------- --------------
Account Purpose
                                        -------------- --------------- ------------- --------------
Balance, End of Month
                                        -------------- --------------- ------------- --------------
Total Funds on Hand for all Accounts               $0
                                        ==============



Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  07/31/02
                                              ----------

                                                                                   Actual                  Cumulative
                                                                               Current Month             (Case to Date)
                                                                               -------------             --------------
    CASH RECEIPTS
1         Rent/Leases Collected
                                                                             -------------------        ------------------
2         Cash Received from Sales
                                                                             -------------------        ------------------
3         Interest Received
                                                                             -------------------        ------------------
4         Borrowings
                                                                             -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                             -------------------        ------------------
6         Capital Contributions
                                                                             -------------------        ------------------
7
          ------------------------------------------------------             -------------------        ------------------
8
          ------------------------------------------------------             -------------------        ------------------
9
          ------------------------------------------------------             -------------------        ------------------
10
          ------------------------------------------------------             -------------------        ------------------
11
          ------------------------------------------------------             -------------------        ------------------

12             TOTAL CASH RECEIPTS                                                           $0                        $0
                                                                             -------------------        ------------------
    CASH DISBURSEMENTS
13        Payments for Inventory
                                                                             -------------------        ------------------
14        Selling
                                                                             -------------------        ------------------
15        Administrative
                                                                             -------------------        ------------------
16        Capital Expenditures
                                                                             -------------------        ------------------
17        Principal Payments on Debt
                                                                             -------------------        ------------------
18        Interest Paid
                                                                             -------------------        ------------------
          Rent/Lease:
19             Personal Property
                                                                             -------------------        ------------------
20             Real Property
                                                                             -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)
21             Salaries
                                                                             -------------------        ------------------
22             Draws
                                                                             -------------------        ------------------
23             Commissions/Royalties
                                                                             -------------------        ------------------
24             Expense Reimbursements
                                                                             -------------------        ------------------
25             Other
                                                                             -------------------        ------------------
26        Salaries/Commissions (less employee withholding)
                                                                             -------------------        ------------------
27        Management Fees
                                                                             -------------------        ------------------
          Taxes:
28             Employee Withholding
                                                                             -------------------        ------------------
29             Employer Payroll Taxes
                                                                             -------------------        ------------------
30             Real Property Taxes
                                                                             -------------------        ------------------
31             Other Taxes
                                                                             -------------------        ------------------
32        Other Cash Outflows:
                                                                             -------------------        ------------------
33
               -------------------------------------------------             -------------------        ------------------
34
               -------------------------------------------------             -------------------        ------------------
35
               -------------------------------------------------             -------------------        ------------------
36
               -------------------------------------------------             -------------------        ------------------
37
               -------------------------------------------------             -------------------        ------------------

38             TOTAL CASH DISBURSEMENTS:                                                     $0                        $0
                                                                             -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                          $0                        $0
                                                                             -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD
                                                                             -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                              $0                        $0
                                                                             ===================        ==================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended  07/31/02
                                              ----------

     CASH FLOWS FROM OPERATING ACTIVITIES                                                   ACTUAL                 CUMULATIVE
                                                                                         CURRENT MONTH           (CASE TO DATE)
                                                                                         -------------           --------------
1         Cash Received from Sales
                                                                                      --------------------   -----------------------
2         Rent/Leases Collected
                                                                                      --------------------   -----------------------
3         Interest Received
                                                                                      --------------------   -----------------------
4         Cash Paid to Suppliers
                                                                                      --------------------   -----------------------
5         Cash Paid for Selling Expenses
                                                                                      --------------------   -----------------------
6         Cash Paid for Administrative Expenses
                                                                                      --------------------   -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property
                                                                                      --------------------   -----------------------
8            Real Property
                                                                                      --------------------   -----------------------
9         Cash Paid for Interest
                                                                                      --------------------   -----------------------
10        Cash Paid for Net Payroll and Benefits
                                                                                      --------------------   -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries
                                                                                      --------------------   -----------------------
12           Draws
                                                                                      --------------------   -----------------------
13           Commissions/Royalties
                                                                                      --------------------   -----------------------
14           Expense Reimbursements
                                                                                      --------------------   -----------------------
15           Other
                                                                                      --------------------   -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax
                                                                                      --------------------   -----------------------
17           Employee Withholdings
                                                                                      --------------------   -----------------------
18           Real Property Taxes
                                                                                      --------------------   -----------------------
19           Other Taxes
                                                                                      --------------------   -----------------------
20        Cash Paid for General Expenses
                                                                                      --------------------   -----------------------
21
          ---------------------------------------------------------------------       --------------------   -----------------------
22
          ---------------------------------------------------------------------       --------------------   -----------------------
23
          ---------------------------------------------------------------------       --------------------   -----------------------
24
          ---------------------------------------------------------------------       --------------------   -----------------------
25
          ---------------------------------------------------------------------       --------------------   -----------------------
26
          ---------------------------------------------------------------------       --------------------   -----------------------

27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION
                ITEMS                                                                                  $0                        $0
                                                                                      --------------------   -----------------------

     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                      --------------------   -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                      --------------------   -----------------------
30        U.S. Trustee Quarterly Fees
                                                                                      --------------------   -----------------------
31
          ---------------------------------------------------------------------       --------------------   -----------------------

32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                          $0                        $0
                                                                                      --------------------   -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                        $0                        $0
                                                                                      --------------------   -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures
                                                                                      --------------------   -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                      --------------------   -----------------------
36
          ---------------------------------------------------------------------       --------------------   -----------------------

37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                          $0                        $0
                                                                                      --------------------   -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)
                                                                                      --------------------   -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                      --------------------   -----------------------
40        Capital Contributions
                                                                                      --------------------   -----------------------
41        Principal Payments
                                                                                      --------------------   -----------------------
42
          ---------------------------------------------------------------------       --------------------   -----------------------

43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                          $0                        $0
                                                                                      --------------------   -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                              $0                        $0
                                                                                      --------------------   -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                      --------------------   -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                         $0                        $0
                                                                                      ====================   =======================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Norway Acquisition Corporation                                               CASE NO.                 01-33127 (DM)
                                                                                                         -----------------------

                                                                                     CHAPTER 11
                                                                                     MONTHLY OPERATING REPORT
                                                                                     (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:                            July 02                                 PETITION DATE:                 12/10/01
                                           -----------                                                      -----------------------


1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1
                                      --

2.  ASSET AND LIABILITY STRUCTURE                                       END OF CURRENT       END OF PRIOR       AS OF PETITION
                                                                            MONTH               MONTH               FILING
                                                                            -----               -----               ------
    a.  Current Assets                                                               $0                  $0
                                                                      ------------------  ------------------
    b.  Total Assets                                                                 $0                  $0                  $0
                                                                      ------------------  ------------------  ------------------
    c.  Current Liabilities                                                          $0                  $0
                                                                      ------------------  ------------------
    d.  Total Liabilities                                                            $0                  $0                  $0
                                                                      ------------------  ------------------  ------------------

                                                                                                                  CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH         PRIOR MONTH        (CASE TO DATE)
                                                                       -------------         -----------        --------------
    a.  Total Receipts                                                               $0                  $0                  $0
                                                                      ------------------  ------------------  ------------------
    b.  Total Disbursements                                                          $0                  $0                  $0
                                                                      ------------------  ------------------  ------------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                   $0                  $0                  $0
                                                                      ------------------  ------------------  ------------------
    d.  Cash Balance Beginning of Month                                              $0                  $0                  $0
                                                                      ------------------  ------------------  ------------------
    e.  Cash Balance End of Month (c + d)                                            $0                  $0                  $0
                                                                      ------------------  ------------------  ------------------

                                                                                                                  CUMULATIVE
                                                                       CURRENT MONTH         PRIOR MONTH        (CASE TO DATE)
                                                                       -------------         -----------        --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                   $0                  $0                  $0
                                                                      ------------------  ------------------  ------------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                      $0                  $0
                                                                      ------------------  ------------------
6.  POST-PETITION LIABILITIES                                                        $0                  $0
                                                                      ------------------  ------------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                           $0                  $0
                                                                      ------------------  ------------------

AT THE END OF THIS REPORTING MONTH:                                                          YES                         NO
                                                                                             ---                         --
8.  Have any payments been made on pre-petition debt, other than payments in the                                          X
    normal course to secured creditors or lessors? (if yes, attach listing          -----------------------       ------------------
    including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing                                                X
    including date of payment, amount of payment and name of payee)                 -----------------------       ------------------

10. If the answer is yes to 8 or 9, were all such payments approved by the
    court?                                                                          -----------------------       ------------------

11. Have any payments been made to officers, insiders, shareholders, relatives?                                           X
    (if yes, attach listing including date of payment, amount and reason for        -----------------------       ------------------
    payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                      X
    liability?                                                                      -----------------------       ------------------

13. Are a plan and disclosure statement on file?                                              X
                                                                                    -----------------------       ------------------
14. Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                    -----------------------       ------------------

15. Check if paid: Post-petition taxes    ;         U.S. Trustee Quarterly Fees X   ; Check if filing is current for: Post-petition
                                       ---                                      ----
    tax reporting and tax returns:     X  .
                                       ---
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:       8/14/02                                               /s/ Michael Malesardi
      ---------------------------------------                 ----------------------------------------------------------------------
                                                              Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                               For the Month Ended  07/31/02
                                                  ------------

                   CURRENT MONTH
-----------------------------------------------------

     ACTUAL           FORECAST           VARIANCE                                               CUMULATIVE        NEXT MONTH
     ------           --------           --------                                             (CASE TO DATE)       FORECAST
                                                                                              --------------       --------
                                                          REVENUES:
         $0                        $0    1   Gross Sales                                                  $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0    2   less: Sales Returns & Allowances                             $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0           $0           $0    3   Net Sales                                                    $0                $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0    4   less: Cost of Goods Sold   (Schedule 'B')                    $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0           $0           $0    5   Gross Profit                                                 $0                $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0    6   Interest                                                     $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0    7   Other Income:                                                $0
------------  -----------   ----------                       ------------------------         ---------------   ---------------
         $0                        $0    8                                                                $0
------------  -----------   ----------     ------------------------------------------         ---------------   ---------------
         $0                        $0    9                                                                $0
------------  -----------   ----------     ------------------------------------------         ---------------   ---------------

         $0           $0           $0   10       TOTAL REVENUES                                           $0                $0
------------  -----------   ----------                                                        ---------------   ---------------

                                           EXPENSES:
         $0                        $0   11   Compensation to Owner(s)/Officer(s)                          $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   12   Salaries                                                     $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   13   Commissions                                                  $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   14   Contract Labor                                               $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   15   Rent/Lease:
                                                 Personal Property                                        $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   16       Real Property                                            $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   17   Insurance                                                    $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   18   Management Fees                                              $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   19   Depreciation                                                 $0
------------  -----------   ----------                                                        ---------------   ---------------
                                        20   Taxes:
         $0                        $0            Employer Payroll Taxes                                   $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   21       Real Property Taxes                                      $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   22       Other Taxes                                              $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   23   Other Selling                                                $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   24   Other Administrative                                         $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   25   Interest                                                     $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   26   Other Expenses:                                              $0
------------  -----------   ----------                       ------------------------         ---------------   ---------------
                                   $0   27
------------  -----------   ----------     ------------------------------------------         ---------------   ---------------
                                   $0   28
------------  -----------   ----------     ------------------------------------------         ---------------   ---------------
                                   $0   29
------------  -----------   ----------     ------------------------------------------         ---------------   ---------------
                                   $0   30
------------  -----------   ----------     ------------------------------------------         ---------------   ---------------
                                   $0   31
------------  -----------   ----------     ------------------------------------------         ---------------   ---------------
                                   $0   32
------------  -----------   ----------     ------------------------------------------         ---------------   ---------------
                                   $0   33
------------  -----------   ----------     ------------------------------------------         ---------------   ---------------
                                   $0   34
------------  -----------   ----------     ------------------------------------------         ---------------   ---------------

         $0           $0           $0   35       TOTAL EXPENSES                                           $0                $0
------------  -----------   ----------                                                        ---------------   ---------------

         $0           $0           $0   36 SUBTOTAL                                                       $0                $0
------------  -----------   ----------                                                        ---------------   ---------------

                                           REORGANIZATION ITEMS:
         $0                        $0   37   Professional Fees                                            $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   38   Provisions for Rejected Executory Contracts                  $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   39   Interest Earned on Accumulated Cash from                     $0
------------  -----------   ----------       Resulting Chp 11 Case                            ---------------   ---------------

         $0                        $0   40   Gain or (Loss) from Sale of Equipment                        $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   41   U.S. Trustee Quarterly Fees                                  $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   42                                                                $0
------------  -----------   ----------     ------------------------------------------         ---------------   ---------------

         $0           $0           $0   43        TOTAL REORGANIZATION ITEMS                              $0                $0
------------  -----------   ----------                                                        ---------------   ---------------

         $0           $0           $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                $0                $0
------------  -----------   ----------                                                        ---------------   ---------------
         $0                        $0   45   Federal & State Income Taxes                                 $0
------------  -----------   ----------                                                        ---------------   ---------------

         $0           $0           $0   46 NET PROFIT (LOSS)                                              $0                $0
============  ===========   ==========                                                        ===============   ===============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED  07/31/02
                                              -----------

        ASSETS
                                                                     FROM SCHEDULES           MARKET VALUE
                                                                     --------------           ------------
             CURRENT ASSETS

     1           Cash and cash equivalents - unrestricted                                                    $0
                                                                                         -----------------------
     2           Cash and cash equivalents - restricted                                                      $0
                                                                                         -----------------------
     3           Accounts receivable (net)                                  A                                $0
                                                                                         -----------------------
     4           Inventory                                                  B                                $0
                                                                                         -----------------------
     5           Prepaid expenses                                                                            $0
                                                                                         -----------------------
     6           Professional retainers                                                                      $0
                                                                                         -----------------------
     7           Other:                                                                                      $0
                       ---------------------------------------------                     -----------------------
     8
                 ---------------------------------------------------                     -----------------------

     9                 TOTAL CURRENT ASSETS                                                                  $0
                                                                                         -----------------------
             PROPERTY AND EQUIPMENT (MARKET VALUE)

    10           Real property                                              C                                $0
                                                                                         -----------------------
    11           Machinery and equipment                                    D                                $0
                                                                                         -----------------------
    12           Furniture and fixtures                                     D                                $0
                                                                                         -----------------------
    13           Office equipment                                           D                                $0
                                                                                         -----------------------
    14           Leasehold improvements                                     D                                $0
                                                                                         -----------------------
    15           Vehicles                                                   D                                $0
                                                                                         -----------------------
    16           Other:                                                     D
                       ---------------------------------------------                     -----------------------
    17                                                                      D
                 ---------------------------------------------------                     -----------------------
    18                                                                      D
                 ---------------------------------------------------                     -----------------------
    19                                                                      D
                 ---------------------------------------------------                     -----------------------
    20                                                                      D
                 ---------------------------------------------------                     -----------------------

    21                 TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                         -----------------------
             OTHER ASSETS

    22           Loans to shareholders                                                                       $0
                                                                                         -----------------------
    23           Loans to affiliates                                                                         $0
                                                                                         -----------------------
    24
                 ---------------------------------------------------                     -----------------------
    25
                 ---------------------------------------------------                     -----------------------
    26
                 ---------------------------------------------------                     -----------------------
    27
                 ---------------------------------------------------                     -----------------------

    28                 TOTAL OTHER ASSETS                                                                    $0
                                                                                         -----------------------

    29                 TOTAL ASSETS                                                                          $0
                                                                                         =======================
        NOTE:
                 Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

        LIABILITIES FROM SCHEDULES

             POST-PETITION

                 CURRENT LIABILITIES
    30                 Salaries and wages                                                                    $0
                                                                                         -----------------------
    31                 Payroll taxes                                                                         $0
                                                                                         -----------------------
    32                 Real and personal property taxes                                                      $0
                                                                                         -----------------------
    33                 Income taxes                                                                          $0
                                                                                         -----------------------
    34                 Sales taxes                                                                           $0
                                                                                         -----------------------
    35                 Notes payable (short term)                                                            $0
                                                                                         -----------------------
    36                 Accounts payable (trade)                             A                                $0
                                                                                         -----------------------
    37                 Real property lease arrearage                                                         $0
                                                                                         -----------------------
    38                 Personal property lease arrearage                                                     $0
                                                                                         -----------------------
    39                 Accrued professional fees                                                             $0
                                                                                         -----------------------
    40                 Current portion of long-term post-petition debt (due within
                       12 months)                                                                            $0
                                                                                         -----------------------
    41                 Other:                                                                                $0
                                ------------------------------------                     -----------------------
    42
                       ---------------------------------------------                     -----------------------
    43
                       ---------------------------------------------                     -----------------------

    44                 TOTAL CURRENT LIABILITIES                                                             $0
                                                                                         -----------------------
    45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                         -----------------------

    46                 TOTAL POST-PETITION LIABILITIES                                                       $0
                                                                                         -----------------------

             PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

    47                 Secured claims                                       F                                $0
                                                                                         -----------------------
    48                 Priority unsecured claims                            F                                $0
                                                                                         -----------------------
    49                 General unsecured claims                             F                                $0
                                                                                         -----------------------

    50                 TOTAL PRE-PETITION LIABILITIES                                                        $0
                                                                                         -----------------------

    51                 TOTAL LIABILITIES                                                                     $0
                                                                                         -----------------------

        EQUITY (DEFICIT)

    52           Retained Earnings/(Deficit) at time of filing                                               $0
                                                                                         -----------------------
    53           Capital Stock                                                                               $0
                                                                                         -----------------------
    54           Additional paid-in capital                                                                  $0
                                                                                         -----------------------
    55           Cumulative profit/(loss) since filing of case                                               $0
                                                                                         -----------------------
    56           Post-petition contributions/(distributions) or (draws)                                      $0
                                                                                         -----------------------
    57
                       ---------------------------------------------                     -----------------------
    58           Market value adjustment                                                                     $0
                                                                                         -----------------------

    59                 TOTAL EQUITY (DEFICIT)                                                                $0
                                                                                         -----------------------

    60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                               $0
                                                                                         =======================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS                                [PRE AND POST PETITION]    [POST PETITION]    POST PETITION DEBT
                                                               -----------------------    ---------------    ------------------
    0 -30 Days                                                                    $0                  $0
                                                               ----------------------    ----------------
    31-60 Days                                                                    $0                  $0
                                                               ----------------------    ----------------
    61-90 Days                                                                    $0                  $0                    $0
                                                               ----------------------    ----------------    ------------------
    91+ Days                                                                      $0                  $0
                                                               ----------------------    ----------------
    Total accounts receivable/payable                                             $0                  $0
                                                               ----------------------    ================
    Allowance for doubtful accounts
                                                               ----------------------
    Accounts receivable (net)                                                     $0
                                                               ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                             COST OF GOODS SOLD
----------------------------------                             ------------------
                                       INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH           INVENTORY BEGINNING OF MONTH
                                                                                                        ------------------
                                                               Add -
    Retail/Restaurants -                                         Net purchase
                                                                                                        ------------------
      Product for resale                                         Direct labor
                                  -------------------------                                             ------------------
                                                                 Manufacturing overhead
                                                                                                        ------------------
    Distribution -                                               Freight in
                                                                                                        ------------------
      Products for resale                                        Other:
                                  -------------------------                                             ------------------

                                                               ---------------------------------------  ------------------
    Manufacturer -
                                                               ---------------------------------------  ------------------
      Raw Materials
                                  -------------------------
      Work-in-progress                                         Less -
                                  -------------------------
      Finished goods                                             Inventory End of Month
                                  -------------------------                                             ------------------
                                                                 Shrinkage
                                                                                                        ------------------
    Other - Explain                                              Personal Use
                                  -------------------------                                             ------------------

    ------------------------------
                                                               Cost of Goods Sold                                      $0
    ------------------------------                                                                      ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
              Yes        No
                  ----      ------
    How often do you take a complete physical inventory?       Valuation methods -
                                                                   FIFO cost
                                                                                                      --
      Weekly                                                       LIFO cost
                      ------                                                                          --
      Monthly                                                      Lower of cost or market
                      ------                                                                          --
      Quarterly                                                    Retail method
                      ------                                                                          --
      Semi-annually                                                Other
                      ------                                                                          --
      Annually                                                       Explain
                      ------
Date of last physical inventory was
                                   ------------------------    -----------------------------------------------------------

                                                               -----------------------------------------------------------
Date of next physical inventory is
                                  -------------------------    -----------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
-----------                                                                      ----              ------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST              MARKET VALUE
-----------                                                                      ----              ------------
Machinery & Equipment -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Furniture & Fixtures -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Office Equipment -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Leasehold Improvements -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Vehicles -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS       31-60 DAYS      61-90 DAYS       91+ DAYS         TOTAL
                                          ---------       ----------      ----------       --------         -----
FEDERAL
       Income Tax Withholding                                                                                      $0
                                        --------------  ---------------  -------------  --------------   -------------
       FICA - Employee                                                                                             $0
                                        --------------  ---------------  -------------  --------------   -------------
       FICA - Employer                                                                                             $0
                                        --------------  ---------------  -------------  --------------   -------------
       Unemployment (FUTA)                                                                                         $0
                                        --------------  ---------------  -------------  --------------   -------------
       Income                                                                                                      $0
                                        --------------  ---------------  -------------  --------------   -------------
       Other (Attach List)                                                                                         $0
                                        --------------  ---------------  -------------  --------------   -------------
TOTAL FEDERAL TAXES                                $0               $0              $0             $0              $0
                                        --------------  ---------------  -------------  --------------   -------------
STATE AND LOCAL
       Income Tax Withholding                                                                                      $0
                                        --------------  ---------------  -------------  --------------   -------------
       Unemployment (UT)                                                                                           $0
                                        --------------  ---------------  -------------  --------------   -------------
       Disability Insurance (DI)                                                                                   $0
                                        --------------  ---------------  -------------  --------------   -------------
       Empl. Training Tax (ETT)                                                                                    $0
                                        --------------  ---------------  -------------  --------------   -------------
       Sales                                                                                                       $0
                                        --------------  ---------------  -------------  --------------   -------------
       Excise                                                                                                      $0
                                        --------------  ---------------  -------------  --------------   -------------
       Real property                                                                                               $0
                                        --------------  ---------------  -------------  --------------   -------------
       Personal property                                                                                           $0
                                        --------------  ---------------  -------------  --------------   -------------
       Income                                                                                                      $0
                                        --------------  ---------------  -------------  --------------   -------------
       Other (Attach List)                                                                                         $0
                                        --------------  ---------------  -------------  --------------   -------------
TOTAL STATE & LOCAL TAXES                          $0               $0              $0             $0              $0
                                        --------------  ---------------  -------------  --------------   -------------
TOTAL TAXES                                        $0               $0              $0             $0              $0
                                        ==============  ===============  =============  ==============   =============

                                                   SCHEDULE F
                                            PRE-PETITION LIABILITIES

                                                                          CLAIMED       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                               AMOUNT       AMOUNT (b)
-------------------------------------------                               ------       ----------
       Secured claims  (a)                                                        $0            $0
                                                                       --------------  ------------
       Priority claims other than taxes                                           $0            $0
                                                                       --------------  ------------
       Priority tax claims                                                        $0            $0
                                                                       --------------  ------------
       General unsecured claims                                                   $0            $0
                                                                       --------------  ------------

(a)     List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1       ACCOUNT 2        ACCOUNT 3      ACCOUNT 4
                                          ---------       ---------        ---------      ---------
Bank
                                        --------------  ---------------  -------------  --------------
Account Type
                                        --------------  ---------------  -------------  --------------
Account No.
                                        --------------  ---------------  -------------  --------------
Account Purpose
                                        --------------  ---------------  -------------  --------------
Balance, End of Month
                                        --------------  ---------------  -------------  --------------
Total Funds on Hand for all Accounts               $0
                                        ==============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                         FOR THE MONTH ENDED  07/31/02
                                             -----------

                                                                                   Actual                  Cumulative
                                                                               Current Month             (Case to Date)
                                                                               -------------             --------------
    CASH RECEIPTS
1         Rent/Leases Collected
                                                                             -------------------        ------------------
2         Cash Received from Sales
                                                                             -------------------        ------------------
3         Interest Received
                                                                             -------------------        ------------------
4         Borrowings
                                                                             -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                             -------------------        ------------------
6         Capital Contributions
                                                                             -------------------        ------------------
7
          ------------------------------------------------------             -------------------        ------------------
8
          ------------------------------------------------------             -------------------        ------------------
9
          ------------------------------------------------------             -------------------        ------------------
10
          ------------------------------------------------------             -------------------        ------------------
11
          ------------------------------------------------------             -------------------        ------------------

12             TOTAL CASH RECEIPTS                                                           $0                        $0
                                                                             -------------------        ------------------
    CASH DISBURSEMENTS
13        Payments for Inventory
                                                                             -------------------        ------------------
14        Selling
                                                                             -------------------        ------------------
15        Administrative
                                                                             -------------------        ------------------
16        Capital Expenditures
                                                                             -------------------        ------------------
17        Principal Payments on Debt
                                                                             -------------------        ------------------
18        Interest Paid
                                                                             -------------------        ------------------
          Rent/Lease:
19             Personal Property
                                                                             -------------------        ------------------
20             Real Property
                                                                             -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)
21             Salaries
                                                                             -------------------        ------------------
22             Draws
                                                                             -------------------        ------------------
23             Commissions/Royalties
                                                                             -------------------        ------------------
24             Expense Reimbursements
                                                                             -------------------        ------------------
25             Other
                                                                             -------------------        ------------------
26        Salaries/Commissions (less employee withholding)
                                                                             -------------------        ------------------
27        Management Fees
                                                                             -------------------        ------------------
          Taxes:
28             Employee Withholding
                                                                             -------------------        ------------------
29             Employer Payroll Taxes
                                                                             -------------------        ------------------
30             Real Property Taxes
                                                                             -------------------        ------------------
31             Other Taxes
                                                                             -------------------        ------------------
32        Other Cash Outflows:
                                                                             -------------------        ------------------
33
               -------------------------------------------------             -------------------        ------------------
34
               -------------------------------------------------             -------------------        ------------------
35
               -------------------------------------------------             -------------------        ------------------
36
               -------------------------------------------------             -------------------        ------------------
37
               -------------------------------------------------             -------------------        ------------------

38             TOTAL CASH DISBURSEMENTS:                                                     $0                        $0
                                                                             -------------------        ------------------

39  NET INCREASE (DECREASE) IN CASH                                                          $0                        $0
                                                                             -------------------        ------------------

40  CASH BALANCE, BEGINNING OF PERIOD
                                                                             -------------------        ------------------

41  CASH BALANCE, END OF PERIOD                                                              $0                        $0
                                                                             ===================        ==================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended  07/31/02
                                              ----------

   CASH FLOWS FROM OPERATING ACTIVITIES                                                          ACTUAL            CUMULATIVE
                                                                                             CURRENT MONTH       (CASE TO DATE)
                                                                                             -------------       --------------
1    Cash Received from Sales
                                                                                           ------------------   ------------------
2    Rent/Leases Collected
                                                                                           ------------------   ------------------
3    Interest Received
                                                                                           ------------------   ------------------
4    Cash Paid to Suppliers
                                                                                           ------------------   ------------------
5    Cash Paid for Selling Expenses
                                                                                           ------------------   ------------------
6    Cash Paid for Administrative Expenses
                                                                                           ------------------   ------------------
     Cash Paid for Rents/Leases:

7         Personal Property
                                                                                           ------------------   ------------------
8         Real Property
                                                                                           ------------------   ------------------
9    Cash Paid for Interest
                                                                                           ------------------   ------------------
10   Cash Paid for Net Payroll and Benefits
                                                                                           ------------------   ------------------
     Cash Paid to Owner(s)/Officer(s)

11        Salaries
                                                                                           ------------------   ------------------
12        Draws
                                                                                           ------------------   ------------------
13        Commissions/Royalties
                                                                                           ------------------   ------------------
14        Expense Reimbursements
                                                                                           ------------------   ------------------
15        Other
                                                                                           ------------------   ------------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.

16        Employer Payroll Tax
                                                                                           ------------------   ------------------
17        Employee Withholdings
                                                                                           ------------------   ------------------
18        Real Property Taxes
                                                                                           ------------------   ------------------
19        Other Taxes
                                                                                           ------------------   ------------------
20   Cash Paid for General Expenses
                                                                                           ------------------   ------------------
21
     ----------------------------------------------------------------------------------    ------------------   ------------------
22
     ----------------------------------------------------------------------------------    ------------------   ------------------
23
     ----------------------------------------------------------------------------------    ------------------   ------------------
24
     ----------------------------------------------------------------------------------    ------------------   ------------------
25
     ----------------------------------------------------------------------------------    ------------------   ------------------
26
     ----------------------------------------------------------------------------------    ------------------   ------------------

27        NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                    $0                   $0
                                                                                           ------------------   ------------------
   CASH FLOWS FROM REORGANIZATION ITEMS

28   Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                           ------------------   ------------------
29   Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                           ------------------   ------------------
30   U.S. Trustee Quarterly Fees
                                                                                           ------------------   ------------------
31
     ----------------------------------------------------------------------------------    ------------------   ------------------

32        NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                                $0                   $0
                                                                                           ------------------   ------------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                             $0                   $0
                                                                                           ------------------   ------------------
   CASH FLOWS FROM INVESTING ACTIVITIES

34   Capital Expenditures
                                                                                           ------------------   ------------------
35   Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                           ------------------   ------------------
36
          -----------------------------------------------------------------------------    ------------------   ------------------

37        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                $0                   $0
                                                                                           ------------------   ------------------
   CASH FLOWS FROM FINANCING ACTIVITIES

38   Net Borrowings (Except Insiders)
                                                                                           ------------------   ------------------
39   Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                           ------------------   ------------------
40   Capital Contributions
                                                                                           ------------------   ------------------
41   Principal Payments
                                                                                           ------------------   ------------------
42
          -----------------------------------------------------------------------------    ------------------   ------------------

43        NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                $0                   $0
                                                                                           ------------------   ------------------
44 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                   $0                   $0
                                                                                           ------------------   ------------------
45 CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                           ------------------   ------------------
46 CASH AND CASH EQUIVALENTS AT END OF MONTH                                                              $0                   $0
                                                                                           ==================   ==================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: OmniSky International, LLC                                CASE NO.       01-33126 (DM)

                                                                 CHAPTER 11
                                                                 MONTHLY OPERATING REPORT
                                                                 (GENERAL BUSINESS CASE)

                                                     SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:       July 02                              PETITION DATE:                       12/10/01
                    ---------------                                                          -------------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in       $1
                               --

                                                                      END OF CURRENT       END OF PRIOR       AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                                        MONTH                MONTH              FILING
                                                                          -----                -----              ------

     a.  Current Assets                                                           $0                  $0
                                                                     ----------------    ----------------
     b.  Total Assets                                                             $0                  $0                   $0
                                                                     ----------------    ----------------    -----------------
     c.  Current Liabilities                                                      $0                  $0
                                                                     ----------------    ----------------
     d.  Total Liabilities                                                        $0                  $0                   $0
                                                                     ----------------    ----------------    -----------------

                                                                                                                CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH            CURRENT MONTH         PRIOR MONTH        (CASE TO DATE)
                                                                     -------------         -----------        --------------
     a.  Total Receipts                                                           $0                  $0                   $0
                                                                     ----------------    ----------------    -----------------
     b.  Total Disbursements                                                      $0                  $0                   $0
                                                                     ----------------    ----------------    -----------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               $0                  $0                   $0
                                                                     ----------------    ----------------    -----------------
     d.  Cash Balance Beginning of Month                                          $0                  $0                   $0
                                                                     ----------------    ----------------    -----------------
     e.  Cash Balance End of Month (c + d)                                        $0                  $0                   $0
                                                                     ----------------    ----------------    -----------------

                                                                                                                CUMULATIVE
                                                                     CURRENT MONTH         PRIOR MONTH        (CASE TO DATE)
                                                                     -------------         -----------        --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                               $0                  $0                   $0
                                                                     ----------------    ----------------    -----------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                  $0                  $0
                                                                     ----------------    ----------------
6.   POST-PETITION LIABILITIES                                                    $0                  $0
                                                                     ----------------    ----------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                  $0
                                                                     ----------------    ----------------

AT THE END OF THIS REPORTING MONTH:                                                            YES                  NO
                                                                                               ---                  --
8.   Have any payments been made on pre-petition debt, other than payments in the normal                            X
     course to secured creditors or lessors? (if yes, attach listing including date of   ----------------    -----------------
     payment, amount of payment and name of payee)
9.   Have any payments been made to professionals?  (if yes, attach listing including                               X
     date of payment, amount of payment and name of payee)                               ----------------    -----------------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                         ----------------    -----------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?                                    X
     (if yes, attach listing including date of payment, amount and reason for            ----------------    -----------------
     payment, and name of payee)
12.  Is the estate insured for replacement cost of assets and for general liability?            X
                                                                                         ----------------    -----------------
13.  Are a plan and disclosure statement on file?                                               X
                                                                                         ----------------    -----------------
14.  Was there any post-petition borrowing during this reporting period?                                            X
                                                                                         ----------------    -----------------

15.  Check if paid: Post-petition taxes      ;     U.S. Trustee Quarterly Fees X  ;  Check if filing is current for: Post-petition
                                         ----                                 ----
     tax reporting and tax returns:       X  .
                                         ----

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:     8/14/02                                                          /s/ Michael Malesardi
     --------------------------                                      ---------------------------------------------------------
                                                                     Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                              For the Month Ended  07/31/02
                                                 ------------

               CURRENT MONTH
--------------------------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
   ACTUAL        FORECAST      VARIANCE                                                            (CASE TO DATE)     FORECAST
   ------        --------      --------                                                            --------------     --------
                                               REVENUES:
          $0                          $0     1   Gross Sales                                                   $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0     2   less: Sales Returns & Allowances                              $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0            $0            $0     3   Net Sales                                                     $0             $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0     4   less: Cost of Goods Sold   (Schedule 'B')                     $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0            $0            $0     5   Gross Profit                                                  $0             $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0     6   Interest                                                      $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0     7   Other Income:                                                 $0
-------------  ------------  ------------                              -------------------------  ----------------  -------------
          $0                          $0     8                                                                 $0
-------------  ------------  ------------      -------------------------------------------------  ----------------  -------------
          $0                          $0     9                                                                 $0
-------------  ------------  ------------      -------------------------------------------------  ----------------  -------------
          $0            $0            $0    10       TOTAL REVENUES                                            $0             $0
-------------  ------------  ------------                                                         ----------------  -------------

                                               EXPENSES:
          $0                          $0    11   Compensation to Owner(s)/Officer(s)                           $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    12   Salaries                                                      $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    13   Commissions                                                   $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    14   Contract Labor                                                $0
-------------  ------------  ------------                                                         ----------------  -------------
                                                 Rent/Lease:                                                   $0
          $0                          $0    15       Personal Property
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    16       Real Property                                             $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    17   Insurance                                                     $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    18   Management Fees                                               $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    19   Depreciation                                                  $0
-------------  ------------  ------------                                                         ----------------  -------------
                                                 Taxes:
          $0                          $0    20       Employer Payroll Taxes                                    $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    21       Real Property Taxes                                       $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    22       Other Taxes                                               $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    23   Other Selling                                                 $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    24   Other Administrative                                          $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    25   Interest                                                      $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    26   Other Expenses:                                               $0
-------------  ------------  ------------                              -------------------------  ----------------  -------------
                                      $0    27
-------------  ------------  ------------      -------------------------------------------------  ----------------  -------------
                                      $0    28
-------------  ------------  ------------      -------------------------------------------------  ----------------  -------------
                                      $0    29
-------------  ------------  ------------      -------------------------------------------------  ----------------  -------------
                                      $0    30
-------------  ------------  ------------      -------------------------------------------------  ----------------  -------------
                                      $0    31
-------------  ------------  ------------      -------------------------------------------------  ----------------  -------------
                                      $0    32
-------------  ------------  ------------      -------------------------------------------------  ----------------  -------------
                                      $0    33
-------------  ------------  ------------      -------------------------------------------------  ----------------  -------------
                                      $0    34
-------------  ------------  ------------      -------------------------------------------------  ----------------  -------------

          $0            $0            $0    35       TOTAL EXPENSES                                            $0             $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0            $0            $0    36 SUBTOTAL                                                        $0             $0
-------------  ------------  ------------                                                         ----------------  -------------
                                               REORGANIZATION ITEMS:                                           $0
          $0                          $0    37   Professional Fees
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    38   Provisions for Rejected Executory Contracts                   $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    39   Interest Earned on Accumulated Cash from                      $0
-------------  ------------  ------------        Resulting Chp 11 Case                            ----------------  -------------

          $0                          $0    40   Gain or (Loss) from Sale of Equipment                         $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    41   U.S. Trustee Quarterly Fees                                   $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    42                                                                 $0
-------------  ------------  ------------      -------------------------------------------------  ----------------  -------------

          $0            $0            $0    43        TOTAL REORGANIZATION ITEMS                               $0             $0
-------------  ------------  ------------                                                         ----------------  -------------

          $0            $0            $0    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                 $0             $0
-------------  ------------  ------------                                                         ----------------  -------------
          $0                          $0    45   Federal & State Income Taxes                                  $0
-------------  ------------  ------------                                                         ----------------  -------------

          $0            $0            $0    46 NET PROFIT (LOSS)                                               $0             $0
=============  ============  ============                                                         ================  =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                             FOR THE MONTH ENDED  07/31/02
                                                 -----------

    ASSETS
                                                                     FROM SCHEDULES                  MARKET VALUE
                                                                     --------------                  ------------

      CURRENT ASSETS

 1        Cash and cash equivalents - unrestricted                                                               $0
                                                                                               ---------------------
 2        Cash and cash equivalents - restricted                                                                 $0
                                                                                               ---------------------
 3        Accounts receivable (net)                                         A                                    $0
                                                                                               ---------------------
 4        Inventory                                                         B                                    $0
                                                                                               ---------------------
 5        Prepaid expenses                                                                                       $0
                                                                                               ---------------------
 6        Professional retainers                                                                                 $0
                                                                                               ---------------------
 7        Other:                                                                                                 $0
                    --------------------------------------------                               ---------------------
 8
          ------------------------------------------------------                               ---------------------

 9                  TOTAL CURRENT ASSETS                                                                         $0
                                                                                               ---------------------

      PROPERTY AND EQUIPMENT (MARKET VALUE)

10        Real property                                                     C                                    $0
                                                                                               ---------------------
11        Machinery and equipment                                           D                                    $0
                                                                                               ---------------------
12        Furniture and fixtures                                            D                                    $0
                                                                                               ---------------------
13        Office equipment                                                  D                                    $0
                                                                                               ---------------------
14        Leasehold improvements                                            D                                    $0
                                                                                               ---------------------
15        Vehicles                                                          D                                    $0
                                                                                               ---------------------
16        Other:                                                            D
                    --------------------------------------------                               ---------------------
17                                                                          D
          ------------------------------------------------------                               ---------------------
18                                                                          D
          ------------------------------------------------------                               ---------------------
19                                                                          D
          ------------------------------------------------------                               ---------------------
20                                                                          D
          ------------------------------------------------------                               ---------------------

21                  TOTAL PROPERTY AND EQUIPMENT                                                                 $0
                                                                                               ---------------------

      OTHER ASSETS

22        Loans to shareholders                                                                                  $0
                                                                                               ---------------------
23        Loans to affiliates                                                                                    $0
                                                                                               ---------------------
24
          ------------------------------------------------------                               ---------------------
25
          ------------------------------------------------------                               ---------------------
26
          ------------------------------------------------------                               ---------------------
27
          ------------------------------------------------------                               ---------------------

28                  TOTAL OTHER ASSETS                                                                           $0
                                                                                               ---------------------

29                  TOTAL ASSETS                                                                                 $0
                                                                                               =====================
  NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


    LIABILITIES FROM SCHEDULES

      POST-PETITION

          CURRENT LIABILITIES

30                  Salaries and wages                                                                           $0
                                                                                               ---------------------
31                  Payroll taxes                                                                                $0
                                                                                               ---------------------
32                  Real and personal property taxes                                                             $0
                                                                                               ---------------------
33                  Income taxes                                                                                 $0
                                                                                               ---------------------
34                  Sales taxes                                                                                  $0
                                                                                               ---------------------
35                  Notes payable (short term)                                                                   $0
                                                                                               ---------------------
36                  Accounts payable (trade)                                A                                    $0
                                                                                               ---------------------
37                  Real property lease arrearage                                                                $0
                                                                                               ---------------------
38                  Personal property lease arrearage                                                            $0
                                                                                               ---------------------
39                  Accrued professional fees                                                                    $0
                                                                                               ---------------------
40                  Current portion of long-term post-petition debt (due within 12 months)                       $0
                                                                                               ---------------------
41                  Other:                                                                                       $0
                                --------------------------------                               ---------------------
42
                    --------------------------------------------                               ---------------------
43
                    --------------------------------------------                               ---------------------

44                  TOTAL CURRENT LIABILITIES                                                                    $0
                                                                                               ---------------------
45        LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                               ---------------------
46                  TOTAL POST-PETITION LIABILITIES                                                              $0
                                                                                               ---------------------

      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                  Secured claims                                          F                                    $0
                                                                                               ---------------------
48                  Priority unsecured claims                               F                                    $0
                                                                                               ---------------------
49                  General unsecured claims                                F                                    $0
                                                                                               ---------------------
50                  TOTAL PRE-PETITION LIABILITIES                                                               $0
                                                                                               ---------------------
51                  TOTAL LIABILITIES                                                                            $0
                                                                                               ---------------------

    EQUITY (DEFICIT)

52        Retained Earnings/(Deficit) at time of filing                                                          $0
                                                                                               ---------------------
53        Capital Stock                                                                                          $0
                                                                                               ---------------------
54        Additional paid-in capital                                                                             $0
                                                                                               ---------------------
55        Cumulative profit/(loss) since filing of case                                                          $0
                                                                                               ---------------------
56        Post-petition contributions/(distributions) or (draws)                                                 $0
                                                                                               ---------------------
57
                    --------------------------------------------                               ---------------------
58        Market value adjustment                                                                                $0
                                                                                               ---------------------
59                  TOTAL EQUITY (DEFICIT)                                                                       $0
                                                                                               ---------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                       $0
                                                                                               =====================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                           ACCOUNTS RECEIVABLE           ACCOUNTS PAYABLE            PAST DUE
RECEIVABLES AND PAYABLES AGINGS                          [PRE AND POST PETITION]          [POST PETITION]       POST PETITION DEBT
                                                         -----------------------          ---------------       ------------------

     0 -30 Days                                                               $0                       $0
                                                         ------------------------  -----------------------
     31-60 Days                                                               $0                       $0
                                                         ------------------------  -----------------------
     61-90 Days                                                               $0                       $0                  $0
                                                         ------------------------  -----------------------     ---------------------
     91+ Days                                                                 $0                       $0
                                                         ------------------------  -----------------------
     Total accounts receivable/payable                                        $0                       $0
                                                         ------------------------  =======================
     Allowance for doubtful accounts
                                                         ------------------------
     Accounts receivable (net)                                                $0
                                                         ========================

                                                             SCHEDULE B
                                                    INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                       COST OF GOODS SOLD
----------------------------------                       ------------------

                                    INVENTORY(IES)
                                      BALANCE AT
                                     END OF MONTH        INVENTORY BEGINNING OF MONTH
                                    --------------
                                                                                                               ---------------------
                                                          Add -
     Retail/Restaurants -                                   Net purchase
                                                                                                               ---------------------
       Product for resale                                   Direct labor
                                 ------------------                                                            ---------------------
                                                            Manufacturing overhead
                                                                                                               ---------------------
     Distribution -                                         Freight in
                                                                                                               ---------------------
       Products for resale                                  Other:
                                 ------------------                                                            ---------------------

                                                          ------------------------------------------------     ---------------------
     Manufacturer -
                                                          -----------------------------------------------      ---------------------
       Raw Materials
                                 ------------------
       Work-in-progress                                   Less -
                                 ------------------
       Finished goods                                       Inventory End of Month
                                 ------------------                                                            ---------------------
                                                            Shrinkage
                                                                                                               ---------------------
     Other - Explain                                        Personal Use
                                 ------------------                                                            ---------------------

     ----------------------------
                                                          Cost of Goods Sold                                                     $0
     ----------------------------                                                                              =====================
         TOTAL                                  $0
                                 ==================

     METHOD OF INVENTORY CONTROL                           INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system? Indicate by a checkmark method of inventory used.
            Yes        No
               ----      ----
     How often do you take a complete physical inventory?  Valuation methods -
                                                               FIFO cost
                                                                                                          ---
       Weekly                                                  LIFO cost
                               ---------                                                                  ---
       Monthly                                                 Lower of cost or market
                               ---------                                                                  ---
       Quarterly                                               Retail method
                               ---------                                                                  ---
       Semi-annually                                           Other
                               ---------                                                                  ---
       Annually                                                  Explain
                               ---------

Date of last physical inventory was
                                   ----------------        -------------------------------------------------------------------------

                                                           -------------------------------------------------------------------------
Date of next physical inventory is
                                  -----------------        -------------------------------------------------------------------------

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                              0-30 DAYS         31-60 DAYS        61-90 DAYS         91+ DAYS          TOTAL
                                           ---------         ----------        ----------         --------          -----
Federal
         Income Tax Withholding                                                                                           $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         FICA - Employee                                                                                                  $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         FICA - Employer                                                                                                  $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Unemployment (FUTA)                                                                                              $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Income                                                                                                           $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Other (Attach List)                                                                                              $0
                                        --------------   ----------------  ----------------  ---------------    -------------
TOTAL FEDERAL TAXES                                $0                 $0                $0               $0               $0
                                        --------------   ----------------  ----------------  ---------------    -------------
STATE AND LOCAL
         Income Tax Withholding                                                                                           $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Unemployment (UT)                                                                                                $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Disability Insurance (DI)                                                                                        $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Empl. Training Tax (ETT)                                                                                         $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Sales                                                                                                            $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Excise                                                                                                           $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Real property                                                                                                    $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Personal property                                                                                                $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Income                                                                                                           $0
                                        --------------   ----------------  ----------------  ---------------    -------------
         Other (Attach List)                                                                                              $0
                                        --------------   ----------------  ----------------  ---------------    -------------
TOTAL STATE & LOCAL TAXES                          $0                 $0                $0               $0               $0
                                        --------------   ----------------  ----------------  ---------------    -------------
TOTAL TAXES                                        $0                 $0                $0               $0               $0
                                        ==============   ================  ================  ===============    =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                               CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                     AMOUNT         AMOUNT (b)
-------------------------------------------                                     ------         ----------
         Secured claims  (a)                                                            $0               $0
                                                                           ----------------  ---------------
         Priority claims other than taxes                                               $0               $0
                                                                           ----------------  ---------------
         Priority tax claims                                                            $0               $0
                                                                           ----------------  ---------------
         General unsecured claims                                                       $0               $0
                                                                           ----------------  ---------------

(a) List total amount of claims even it under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                           ACCOUNT 1         ACCOUNT 2         ACCOUNT 3        ACCOUNT 4
                                           ---------         ---------         ---------        ---------
Bank
                                        --------------   ----------------  ----------------  ---------------
Account Type
                                        --------------   ----------------  ----------------  ---------------
Account No.
                                        --------------   ----------------  ----------------  ---------------
Account Purpose
                                        --------------   ----------------  ----------------  ---------------
Balance, End of Month
                                        --------------   ----------------  ----------------  ---------------
Total Funds on Hand for all Accounts               $0
                                        ==============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  07/31/02
                                              -----------

                                                                                      Actual                 Cumulative
                                                                                  Current Month             (Case to Date)
                                                                                  -------------             --------------

     CASH RECEIPTS
1        Rent/Leases Collected
                                                                              -------------------       ---------------------
2        Cash Received from Sales
                                                                              -------------------       ---------------------
3        Interest Received
                                                                              -------------------       ---------------------
4        Borrowings
                                                                              -------------------       ---------------------
5        Funds from Shareholders, Partners, or Other Insiders
                                                                              -------------------       ---------------------
6        Capital Contributions
                                                                              -------------------       ---------------------
7
         ---------------------------------------------------------            -------------------       ---------------------
8
         ---------------------------------------------------------            -------------------       ---------------------
9
         ---------------------------------------------------------            -------------------       ---------------------
10
         ---------------------------------------------------------            -------------------       ---------------------
11
         ---------------------------------------------------------            -------------------       ---------------------

12             TOTAL CASH RECEIPTS                                                            $0                          $0
                                                                              -------------------       ---------------------
     CASH DISBURSEMENTS
13       Payments for Inventory
                                                                              -------------------       ---------------------
14       Selling
                                                                              -------------------       ---------------------
15       Administrative
                                                                              -------------------       ---------------------
16       Capital Expenditures
                                                                              -------------------       ---------------------
17       Principal Payments on Debt
                                                                              -------------------       ---------------------
18       Interest Paid
                                                                              -------------------       ---------------------
         Rent/Lease:
19             Personal Property
                                                                              -------------------       ---------------------
20             Real Property
                                                                              -------------------       ---------------------
         Amount Paid to Owner(s)/Officer(s)
21             Salaries
                                                                              -------------------       ---------------------
22             Draws
                                                                              -------------------       ---------------------
23             Commissions/Royalties
                                                                              -------------------       ---------------------
24             Expense Reimbursements
                                                                              -------------------       ---------------------
25             Other
                                                                              -------------------       ---------------------
26       Salaries/Commissions (less employee withholding)
                                                                              -------------------       ---------------------
27       Management Fees
                                                                              -------------------       ---------------------
         Taxes:
28             Employee Withholding
                                                                              -------------------       ---------------------
29             Employer Payroll Taxes
                                                                              -------------------       ---------------------
30             Real Property Taxes
                                                                              -------------------       ---------------------
31             Other Taxes
                                                                              -------------------       ---------------------
32       Other Cash Outflows:
                                                                              -------------------       ---------------------
33
               ---------------------------------------------------            -------------------       ---------------------
34
               ---------------------------------------------------            -------------------       ---------------------
35
               ---------------------------------------------------            -------------------       ---------------------
36
               ---------------------------------------------------            -------------------       ---------------------
37
               ---------------------------------------------------            -------------------       ---------------------

38             TOTAL CASH DISBURSEMENTS:                                                      $0                          $0
                                                                              -------------------       ---------------------

39   NET INCREASE (DECREASE) IN CASH                                                          $0                          $0
                                                                              -------------------       ---------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                              -------------------       ---------------------
41   CASH BALANCE, END OF PERIOD                                                              $0                          $0
                                                                              ===================       =====================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended  07/31/02
                                              -----------

   CASH FLOWS FROM OPERATING ACTIVITIES                                                          ACTUAL            CUMULATIVE
                                                                                             CURRENT MONTH       (CASE TO DATE)
                                                                                             -------------       --------------
1    Cash Received from Sales
                                                                                           ------------------   ------------------
2    Rent/Leases Collected
                                                                                           ------------------   ------------------
3    Interest Received
                                                                                           ------------------   ------------------
4    Cash Paid to Suppliers
                                                                                           ------------------   ------------------
5    Cash Paid for Selling Expenses
                                                                                           ------------------   ------------------
6    Cash Paid for Administrative Expenses
                                                                                           ------------------   ------------------
     Cash Paid for Rents/Leases:

7         Personal Property
                                                                                           ------------------   ------------------
8         Real Property
                                                                                           ------------------   ------------------
9    Cash Paid for Interest
                                                                                           ------------------   ------------------
10   Cash Paid for Net Payroll and Benefits
                                                                                           ------------------   ------------------
     Cash Paid to Owner(s)/Officer(s)

11        Salaries
                                                                                           ------------------   ------------------
12        Draws
                                                                                           ------------------   ------------------
13        Commissions/Royalties
                                                                                           ------------------   ------------------
14        Expense Reimbursements
                                                                                           ------------------   ------------------
15        Other
                                                                                           ------------------   ------------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.

16        Employer Payroll Tax
                                                                                           ------------------   ------------------
17        Employee Withholdings
                                                                                           ------------------   ------------------
18        Real Property Taxes
                                                                                           ------------------   ------------------
19        Other Taxes
                                                                                           ------------------   ------------------
20   Cash Paid for General Expenses
                                                                                           ------------------   ------------------
21
     ----------------------------------------------------------------------------------    ------------------   ------------------
22
     ----------------------------------------------------------------------------------    ------------------   ------------------
23
     ----------------------------------------------------------------------------------    ------------------   ------------------
24
     ----------------------------------------------------------------------------------    ------------------   ------------------
25
     ----------------------------------------------------------------------------------    ------------------   ------------------
26
     ----------------------------------------------------------------------------------    ------------------   ------------------

27        NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                    $0                   $0
                                                                                           ------------------   ------------------
   CASH FLOWS FROM REORGANIZATION ITEMS

28   Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                           ------------------   ------------------
29   Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                           ------------------   ------------------
30   U.S. Trustee Quarterly Fees
                                                                                           ------------------   ------------------
31
     ----------------------------------------------------------------------------------    ------------------   ------------------

32        NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                                $0                   $0
                                                                                           ------------------   ------------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                             $0                   $0
                                                                                           ------------------   ------------------
   CASH FLOWS FROM INVESTING ACTIVITIES

34   Capital Expenditures
                                                                                           ------------------   ------------------
35   Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                           ------------------   ------------------
36
          -----------------------------------------------------------------------------    ------------------   ------------------

37        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                $0                   $0
                                                                                           ------------------   ------------------
   CASH FLOWS FROM FINANCING ACTIVITIES

38   Net Borrowings (Except Insiders)
                                                                                           ------------------   ------------------
39   Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                           ------------------   ------------------
40   Capital Contributions
                                                                                           ------------------   ------------------
41   Principal Payments
                                                                                           ------------------   ------------------
42
          -----------------------------------------------------------------------------    ------------------   ------------------

43        NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                $0                   $0
                                                                                           ------------------   ------------------
44 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                   $0                   $0
                                                                                           ------------------   ------------------
45 CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                           ------------------   ------------------
46 CASH AND CASH EQUIVALENTS AT END OF MONTH                                                              $0                   $0
                                                                                           ==================   ==================